 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

APPLIED OPTOELECTRONICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April 28, 2023
Dear Stockholder:
You are cordially invited to attend the Annual Meeting of the Stockholders of Applied Optoelectronics, Inc. (the “Company”), on Thursday, June 8, 2023, at 9:30 a.m. Central Time. We plan to hold the meeting at our principal office located at 13139 Jess Pirtle Blvd., Sugar Land, TX 77478.
The items of business are listed in the following Notice of Annual Meeting of Stockholders and are more fully addressed in the Proxy Statement. At this meeting you are being asked to elect the two Class I directors named in the Proxy Statement to hold office for three-year terms, to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year, to approve, on an advisory basis, our executive compensation, to approve an amendment to the Company’s 2021 Equity Incentive Plan to increase the number of shares reserved for issuance under the plan by 2,800,000 shares, and to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 45,000,000 shares to 80,000,000 shares.
Please read the Proxy Statement, which presents important information about the Company and each of the items being presented for stockholder vote. Whether or not you intend to be present in person, your vote is very important. Please vote promptly by telephone or internet or by marking, signing and returning your proxy card (if you have received one) so that your shares will be represented. If you attend the meeting you will, of course, have the right to revoke the proxy and vote your shares in person. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from your brokerage firm, bank or other nominee to vote your shares.
We hope that you will be able to attend the meeting in person. We look forward to seeing you there.
Sincerely yours,
Chih-Hsiang (Thompson) Lin
Chairman and Chief Executive Officer

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 8, 2023
The 2023 annual meeting of stockholders (“Annual Meeting”) of Applied Optoelectronics, Inc., a Delaware corporation (the “Company”) will be held on Thursday, June 8, 2023, at 9:30 a.m. Central Time, at our principal offices at 13139 Jess Pirtle Blvd., Sugar Land, TX 77478, for the following purposes:
1.   To elect the two Class I directors named in the Proxy Statement to hold office for three-year terms until the 2026 annual meeting of stockholders and until their respective successors are elected and qualified, which we refer to as Proposal No. 1.
2.   To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, which we refer to as Proposal No. 2.
3.   To approve, on an advisory basis, our executive compensation, which we refer to as Proposal No. 3 or the “say-on-pay” vote.
4.   To approve an amendment (the “Share Reserve Amendment”) to the Applied Optoelectronics, Inc. 2021 Equity Incentive Plan to increase the number of shares reserved for issuance under the plan by 2,800,000 shares, which we refer to as Proposal No. 4.
5.   To approve an amendment (the “Authorized Shares Increase Proposal”) to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 45,000,000 shares to 80,000,000 shares, which we refer to as Proposal No. 5.
6.   To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.
Our Board of Directors recommends a vote FOR Proposals 1, 2, 3, 4, and 5. Stockholders of record at the close of business on April 10, 2023 are entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our principal offices.
Securities and Exchange Commission (“SEC”) rules permit us to furnish proxy materials to stockholders over the Internet. We will be mailing to our stockholders a Notice of Internet Availability of Proxy Materials, which indicates how to access our proxy materials on the Internet. We are constantly focused on improving the ways people connect with information, and believe that providing our proxy materials over the Internet increases the ease and ability of our stockholders to connect with the information they need while reducing the environmental impact of our Annual Meeting. If you would prefer to receive a paper copy of the proxy materials, you may request them by following the procedures set forth in the Notice of Internet Availability of Proxy Materials.
Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the accompanying proxy statement and submit your proxy or voting instructions as soon as possible. If you are a stockholder of record, you may vote your shares over the Internet at www.proxyvote.com, telephonically by dialing 1-800-690-6903 or if you requested to receive printed proxy materials, via your enclosed proxy card. If the shares you own are held in “street name” by a bank or brokerage firm, your bank or brokerage firm will provide a Notice of Availability of Proxy Materials, or, if requested, a printed set of proxy materials together with a voting instruction form, which you may use to direct how your shares will be voted.

You are cordially invited to join us at the Annual Meeting. However, to ensure your representation, we request that you vote at your earliest convenience, whether or not you plan to attend the Annual Meeting. You may revoke your proxy at any time prior to the Annual Meeting by following the instructions in the accompanying Proxy Statement or by attending the Annual Meeting and voting in person. We look forward to seeing you at the Annual Meeting.
By order of the Board of Directors,
David Kuo
General Counsel, Chief Compliance Officer and Corporate Secretary
April 28, 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 8, 2023: The Notice of 2023 Annual Meeting of Stockholders, Proxy Statement and the 2022 Annual Report on Form 10-K are available at www.proxyvote.com.
Attending the Meeting
The meeting will be held at 13139 Jess Pirtle Blvd., Sugar Land, TX 77478.
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Doors open at 9:00 a.m. Central Time.

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Meeting starts at 9:30 a.m. Central Time.

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Attendance at the Annual Meeting is limited to our stockholders, their proxyholders and guests of the Company. Proof of Company stock ownership and photo identification is required to attend the Annual Meeting.

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The use of cameras or other audio or video recording devices is not allowed.

Questions
For Questions Regarding:	Contact:
Annual meeting	Applied Optoelectronics, Inc. Investor Relations David Kuo at david_kuo@ao-inc.com
Stock ownership for registered holders	Continental Stock Transfer & Trust Company (800) 509-5586 (within the U.S. and Canada) or (212) 509-4000 (worldwide) or cstmail@continentalstock.com
Stock ownership for beneficial holders	Please contact your broker, bank or other nominee
Voting for registered holders	Applied Optoelectronics, Inc. Investor Relations David Kuo at david_kuo@ao-inc.com
Voting for beneficial holders	Please contact your broker, bank or other nominee

Applied Optoelectronics, Inc.

APPLIED OPTOELECTRONICS, INC.
13139 Jess Pirtle Blvd., Sugar Land, TX 77478
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 8, 2023
The Board of Directors (the “Board”) of Applied Optoelectronics, Inc. (the “Company”) is soliciting your proxy for the 2023 Annual Meeting of Stockholders to be held on June 8, 2023, or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and related materials are first being made available to stockholders beginning on April 28, 2023. A Notice of Internet Availability of Proxy Materials indicating how to access our proxy materials over the Internet will be sent, or given, to stockholders beginning on April 28, 2023. References in this Proxy Statement to the “Company,” “we,” “our,” “us” and “Applied Optoelectronics” are to Applied Optoelectronics, Inc. and its consolidated subsidiaries, and references to the “Annual Meeting” are to the 2023 Annual Meeting of Stockholders. This Proxy Statement covers our 2022 fiscal year, which was from January 1, 2022 through December 31, 2022 (“fiscal 2022”). Certain information contained in this Proxy Statement is incorporated by reference into Part III of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed by the Company with the U.S. Securities and Exchange Commission (“SEC”) on February 27, 2023, as amended by Amendment No. 1 to our Annual Report on Form 10-K filed with the SEC on March 10, 2023 (the “Annual Report”).
SOLICITATION AND VOTING
Record Date
Only stockholders of record at the close of business on April 10, 2023 will be entitled to notice of and to vote at the meeting and any adjournment thereof. As of this record date there were 29,072,363 shares of common stock outstanding and entitled to vote.
Quorum
A majority of the shares of common stock issued and outstanding as of the record date must be represented at the meeting, either in person or by proxy, to constitute a quorum for the transaction of business at the meeting. Your shares will be counted towards the quorum if you submit a valid proxy (or one is submitted on your behalf by your broker or bank) or if you vote in person at the meeting. In addition, shares present in person, but not voting, shares for which we receive signed proxies, but for which holders have abstained from voting, and shares represented by proxies returned by a bank, broker, or other nominee holding shares will each be counted as present for purposes of determining the presence of a quorum.
Vote Required to Adopt Proposals
Each share of our common stock outstanding on the record date is entitled to one vote on each of the two director nominees under Proposal No. 1 and to one vote on each other proposal.
Proposal No. 1.   For the election of directors, the two director nominees to serve as Class I directors will be elected by a plurality of the votes cast by the stockholders entitled to vote at the election so that the two nominees who receive the highest number of “For” votes will be elected as Class I directors. You may vote “For” or “Withhold” with respect to each director nominee.
Proposal No. 2.   Approval of Proposal No. 2 requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting. Abstentions will have no effect on the outcome of the proposal, and there should be no broker “non-votes” on the proposal because brokers have discretion to vote on this proposal, as described in more detail below.
Proposal No. 3.   Approval of Proposal No. 3 requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting. However, the say-on-pay vote is only advisory in nature and has no binding effect on us or the Board. Nevertheless, the Board will consider the result of the say-on-pay vote when making future compensation decisions regarding our named executive officers. Abstentions and “broker non-votes” will have no effect on the outcome of the proposal.
Proposal No. 4.   Approval of Proposal No. 4 requires the affirmative vote of a majority of the shares cast on the proposal at the Annual Meeting. Abstentions will have the same effect as a vote against the proposal, but “broker non-votes” will have no effect on the outcome of the proposal.
Proposal No. 5.   Approval of Proposal No. 5 requires the affirmative vote of a majority of the shares cast on the proposal at the Annual Meeting. Abstentions will have the same effect as a vote against the proposal, but “broker non-votes” will have no effect on the outcome of the proposal.
Effect of Abstentions and Broker Non-Votes
Shares not present at the meeting and shares voted “Withhold” will have no effect on the election of directors. With respect to all proposals, shares will not be voted in favor of the matter if they either (1) abstain from voting on a particular matter or (2) are “broker non-votes.” For Proposals No. 4 and 5, an abstention will have the same effect as a vote against such proposal. If your shares are held in an account at a bank or brokerage firm, that bank or brokerage firm may vote your shares on Proposal No. 2, but will not be permitted to vote your shares of common stock with respect to Proposals No. 1, 3, 4 and 5 unless you provide instructions as to how your shares should be voted (where no instructions are provided, this is a “broker non-vote”). If an executed proxy card is returned by a bank or broker holding shares which indicates that the bank or broker has not received voting instructions to vote on Proposals No. 1, 3, 4 and 5, the shares will not be considered to have been voted with respect to such matters, but will be considered present for the purposes of establishing quorum for the Annual Meeting. Your bank or broker will vote your shares of common stock on Proposals No. 1, 3, 4 and 5, only if you provide instructions on how to vote by following the instructions they provide to you. Accordingly, we encourage you to vote promptly, even if you plan to attend the Annual Meeting.
Voting Instructions
If you vote promptly by telephone or internet or by marking, signing and returning your proxy card (if you have received one) or otherwise appropriately complete and submit your voting instructions, the persons named as proxies will follow your voting instructions. If no choice is indicated on the proxy card, but the proxy card is signed, the shares will be voted as the Board recommends on each proposal. Many banks and brokerage firms have a process for their beneficial owners to provide instructions via telephone or the Internet. The voting form that you receive from your bank or broker will contain instructions for voting.
Depending on how you hold your shares, you may vote in one of the following ways:
Stockholders of Record:   You may vote by proxy or over the internet or by telephone. Please follow the instructions provided on the proxy card if you received one, or available at proxyvote.com. You may also vote by signing and returning your proxy card, if you received one, in the prepaid envelope, or by attending the Annual Meeting and voting in person.
Beneficial Stockholders:   Your bank, broker or other holder of record will provide you with a voting instruction card for you to use to instruct them on how to vote your shares. Check the instructions provided by your bank, broker or other holder of record to see which options are available to you. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your bank, broker or other agent.
Votes submitted by telephone or via the Internet must be received by 11:59 p.m. Eastern Time on June 7, 2023. Submitting your proxy by telephone or via the internet will not affect your right to vote in person should you decide to attend the Annual Meeting in person.
If you are a stockholder of record, you may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting by returning a later-dated proxy card, by voting again by Internet or telephone as more fully detailed on your proxy card, by delivering written instructions to the Corporate Secretary before the Annual Meeting, or by voting again at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself cause your previously voted proxy to be revoked unless you specifically so request or vote again at the Annual Meeting. If your shares are held in an account at a bank, brokerage firm or other agent, you may change your vote by submitting new voting instructions to your bank, brokerage firm or other agent or if you have obtained a legal proxy from your bank, brokerage firm or other agent giving you the right to vote your shares, by attending the Annual Meeting and voting in person.
Electronic Availability of Proxy Statement and 2022 Annual Report
As permitted by SEC rules, we are making this Proxy Statement and our 2022 Annual Report available to stockholders electronically via the internet at www.proxyvote.com. On April 28, 2023, we will begin mailing to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access this proxy statement and our 2022 Annual Report and how to vote online. If you received that notice, you will not receive a printed copy of the proxy materials unless you request it by following the instructions for requesting such materials contained in the notice. We are constantly focused on improving the ways people connect with information, and believe that providing our proxy materials over the internet increases the ease and ability of our stockholders to connect with the information they need while reducing the environmental impact of our Annual Meeting.
Solicitation of Proxies
We will bear the cost of soliciting proxies. In addition to soliciting stockholders by mail, we will request banks, brokers and other intermediaries holding shares of our common stock beneficially owned by others to obtain proxies from the beneficial owners and will reimburse them for their reasonable, out-of-pocket costs for forwarding proxy and solicitation material to the beneficial owners of common stock. We may use the services of our officers, directors and employees to solicit proxies, personally or by telephone, without additional compensation.
Voting Results
We will announce preliminary voting results at the Annual Meeting. We will report final results in a Form 8-K report filed with the SEC.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
We have a classified Board consisting of two Class I directors, two Class II directors and three Class III directors. At each annual meeting of stockholders, directors are elected for a term of three years to succeed those directors whose terms expire at the annual meeting date. There are no arrangements or understandings between any director and any other person pursuant to which he or she is or was to be selected as a director of the Company.
The term of the Class I directors, Che-Wei Lin and Elizabeth Loboa, will expire on the date of the upcoming Annual Meeting. Accordingly, two persons are to be elected to serve as Class I directors of the Board at the meeting. The Board’s nominees for election by the stockholders to those two positions are the current Class I members of the Board, Che-Wei Lin and Elizabeth Loboa. If elected, each nominee will serve as a director until our annual meeting of stockholders in 2026 and until their respective successors are elected and qualified. If any of the nominees declines to serve or becomes unavailable for any reason (although we know of no reason to anticipate that this will occur), or if a vacancy occurs before the election, the proxies may be voted for such substitute nominees as we may designate. The proxies cannot vote for more than two persons.
The two nominees for Class I director receiving the highest number of FOR votes will be elected as Class I directors.
We believe that each of our directors has demonstrated business acumen, ethical integrity and an ability to exercise sound judgment as well as a commitment of service to us and our Board.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF CHE-WEI LIN AND ELIZABETH LOBOA AS CLASS I DIRECTORS.
Biographical information concerning each of our directors, including the nominees, is set forth below. Also set forth below are the specific experience, qualifications, attributes or skills that led our nominating and corporate governance committee to conclude that each person should serve as a director.
Name	Non-Employee Director	Age	Director Since
Class I Directors Whose Terms Expire at the 2023 Annual Meeting of Stockholders:
Che-Wei Lin	X	59	2014
Elizabeth Loboa	X	56	2020
Class II Directors Whose Terms Expire at the 2024 Annual Meeting of Stockholders:
William H. Yeh	X	70	2000
Cynthia (Cindy) DeLaney	X	57	2021
Class III Directors Whose Terms Expire at the 2025 Annual Meeting of Stockholders:
Chih-Hsiang (Thompson) Lin		60	1997
Richard B. Black	X	89	2001
Min-Chu (Mike) Chen	X	73	2013
Nominees for Election to a Three Year Term Expiring at the 2026 Annual Meeting of Stockholders
Che-Wei Lin has served as a director on our Board since January 2014, and previously served as a director on our Board from December 2006 to October 2009. Since November 2007, Mr. Lin has served as the President of ASMedia Technology Inc., a chipset manufacturer. Since November 2009, Mr. Lin has also served as the Corporate Vice President of the Motherboard Business Unit of the Open Platform Business Group of ASUSTek Computer Inc., a computer hardware and electronics company. Mr. Lin was employed at VIA Technologies, Inc., a manufacturer of integrated circuits and motherboard chipsets, from 1993 to 2007 in various positions, including President of the Desktop Platform Business Unit, Vice President of the System Platform Division and Vice President of OEM and Chipset Product Marketing. Mr. Lin received a BS in Electrical Engineering from Fu Jen University in Taiwan and a MS in Electrical Engineering from the

University of Missouri. The Board believes that Mr. Lin is qualified to serve as a director based on his business and financial management and leadership experience and his years of service on our Board.
Elizabeth Loboa, Ph.D., has served on our Board since June 2020. Since 2020, Dr. Loboa has served as the Provost and Vice President for Academic Affairs at Southern Methodist University. From 2018 to 2020, Dr. Loboa served the University of Missouri System and the University of Missouri as Vice Chancellor for Strategic Partnerships, Dean and Ketcham Professor of the College of Engineering, University of Missouri System Review Committee for Excellence in Research and Creative Works, Council of Leaders, MU Engagement Council, Translational Precision Medicine Complex (TPMC, now called Roy Blunt NextGen Precision Health building) Academic and Research Programming Group, University of Missouri System Taskforce for Innovation, and served on the Board of Directors for the Missouri Innovation Center. She also held various leadership and service roles related to her profession. In 2018, she served as Coordinator of the Precision Medicine Summit for the University of Missouri System. In 2017, she served as Co-Chair of the University of Missouri Chancellor Search Committee. During her time as dean at University of Missouri, Dr. Loboa also served as adjunct professor in the Department of Biomedical Engineering at University of North Carolina-Chapel Hill and North Carolina State University. From 2003 to 2015, she served as Director of the Cell Mechanics Laboratory, Joint Department of Biomedical Engineering at University of North Carolina-Chapel Hill and North Carolina State University. From 2014 to 2015, she served as adjunct professor in the Departments of Biotechnology, Physiology and Fiber and Polymer Science at North Carolina State University and in the Department of Orthopaedics and Curriculum in Oral Biology at University of North Carolina-Chapel Hill. From 2014 to 2015, she served as Professor of the Joint Department of Biomedical Engineering at University of North Carolina-Chapel Hill and North Carolina State University and the Department of Materials Science and Engineering at North Carolina State University. She also served as Associate Chair of the Joint Department of Biomedical Engineering at University of North Carolina-Chapel Hill and North Carolina State University from 2013 to 2015. Dr. Loboa received a B.S. in Mechanical Engineering from the University of California, Davis, an M.S.E in Biomechanical Engineering from Stanford University, and a Ph.D. in Mechanical Engineering from Stanford University. The Board believes Dr. Loboa is qualified to serve as a director based on her leadership experience, extensive experience in academia and broad knowledge in biomedical engineering.
Directors Continuing in Office until the 2024 Annual Meeting of Stockholders
William H. Yeh has served as a director on our Board since May 2000. Since 1997, he has served as the Chief Executive Officer and President of Golden Star Management, Inc., a real estate investment and management company. Since 2005, he has served as President of Pearlyeh Investments Inc., a real estate development and investment company. Since 2014, he has served as president of Stonemetal Capital, LLC, an equity financial company and as president of Pearl Yeh Charitable Foundation LLC, a charitable foundation focused on cultural exchange and education programs. He served as the Vice Chairman of Central Bancorp, Inc. (the holding company of United Central Bank, now Hanmi Bank) from 1997 to 2014. He served as an Advisor of Hanmi Bank for the Texas region from 2014 to 2019. Mr. Yeh received a BS degree from National Cheng Kung University in Taiwan and a MS degree from University of Houston — Clear Lake. The Board believes that Mr. Yeh is qualified to serve as a director based on his business and financial management and leadership experience and his years of service on our Board.
Cynthia (Cindy) DeLaney has served as a director on our Board since June 2021. Since January 2014, Ms. DeLaney has served as the Global Fuel Oil commodity trading manager for Shell Trading. In this role she manages Shell’s global Fuel Oil trading activities with primary trading offices in Singapore, Rotterdam and Houston, covering Asia, Europe, and the Americas, and other offices in cities such as Calgary, Dubai and Moscow. For the previous nine years (2005-2013), she managed the Americas Fuel Oil Trading team. Before her position as the Americas Trading Manager, Ms. DeLaney was a trader in fuel oil, VGO, gasoline and gasoline components (1999-2005). She has over 25 years’ experience as a trader and in technical aspects of the petrochemical/refining industry. In her role as the Global Trading Manager of Fuel Oil, Ms. DeLaney has increased the profitability of Shell’s global fuel oil trading business which grew steadily over her tenure. Since October 2016, Ms. DeLaney has served as a director and Vice President of Shell Trading US Company (STUSCo). She is also a member of the Executive group of the Houston Chapter of the Women’s Energy Network (WEN) which works to promote and develop women’s careers in Energy and STEM fields. Ms. DeLaney started her working career in 1991 as an Electrical Engineer at Arco Chemical Company (now

Lyondell) in Houston. She moved from technical to commercial activities at Arco, eventually trading MTBE and gasoline components from Arco’s Newtown Square, Pennsylvania headquarters. In 1998, she moved to Koch Industries, in Houston, to trade MTBE before being hired in 1999 by Shell to trade gasoline, and then Fuel Oil and VGO. Ms. DeLaney has a B.S. in Electrical Engineering from Louisiana State University. The Board believes Ms. DeLaney is qualified to serve as a director based on her leadership experience and extensive experience in business.
Directors Continuing in Office until the 2025 Annual Meeting of Stockholders
Chih-Hsiang (Thompson) Lin, Ph.D., founded Applied Optoelectronics, Inc. in February 1997 and has served as President and Chief Executive Officer since our inception. He currently serves as the Chairman of our Board, a position he has held since January 2014. He has served as a director on our Board since 1997, and he served as Chairman of our Board from May 2000 through September 2002, and again from June 2008 through October 2009. Since May 2015, Dr. Lin has served on the University of Missouri’s Chancellor’s Advisory Group and since November 2016 he has served as a chair on the University of Missouri’s Industrial Advisory Board for the College of Engineering. Dr. Lin also served as a research associate professor from 1998 to 2000 and as a senior research scientist from 1994 to 1998 at the University of Houston. Dr. Lin holds a BS degree in Nuclear Engineering from National Tsing Hua University in Taiwan and a MS degree and a Ph.D. in Electrical and Computer Engineering from University of Missouri — Columbia. The Board believes that Dr. Lin is qualified to serve as a director based on his extensive background in business management, technological expertise, his role as founder, President and Chief Executive Officer and his years of service on our Board.
Richard B. Black has served as a director on our Board since August 2001. He served as the Chairman and Chief Executive Officer of ECRM, Incorporated, a worldwide supplier of laser based imaging equipment from 1983 until the company was acquired by Eastman KODAK Corp. in 2021. From 2014 to 2017, he also served as President and Chief Executive Officer and a director of CRON-ECRM LLC, a worldwide supplier of laser based imaging equipment. Beginning in 1989, Mr. Black was a director of Oak Technology, Inc., a manufacturer of semi-conductors for optical storage and laser printers, and then became President in 1998 and vice chairman of the board of directors in 1999 until its merger with Zoran, Inc. in 2003. Mr. Black has served as President and CEO of AM International from 1980 to 1982. He served as a Division President of Maremont Corporation, a manufacturer of auto parts and textile machinery, from 1967, then as Maremont’s President and CEO from 1974 to 1979. When Maremont was acquired by Alusuisse in 1979, he served as President and CEO of Alusuisse of America until 1981. He served as a director and chairman of the audit committee of GSI Group, a manufacturer of lasers, laser systems, semi-conductor equipment, from 1998 to 2012, and was its chairman of its board of directors from 2006 to 2012. Mr. Black served as a director and Chairman of the audit committee of Alliance Fiber Optics Products, Inc. (Nasdaq: AFOP) from 2002 until its acquisition by Corning in 2016. He serves as a director of TREX Enterprises, Inc., a defense technology company, a position he has held since 2000. Mr. Black has served as trustee of the Institute for Advanced Study at Princeton since 1990, and became its Vice Chairman in 2006, and Trustee Emeritus since 2012. He has served as a trustee of the American Indian College Fund, Beloit College, and Bard College. At the University of Chicago, he serves on the Board of Governors of the University’s Smart Museum of Art. Mr. Black received a BS degree in Engineering from Texas A&M University, an MBA from Harvard University and an honorary Ph.D. from Beloit College. The Board believes that Mr. Black is qualified to serve as a director based on his extensive business and financial management and leadership experience, and his service on other private company and publicly-held company’s boards of directors as both a chief executive officer and chairman of the audit committee. He brings to the Board expertise in the fields of accounting and internal controls.
Min-Chu (Mike) Chen, Ph.D., has served as a director on our Board since February 2013. Since 2001, he has been a partner and member of the board of directors of EverRich Capital Inc., a financial consulting company. Since 2003, he has served as a director of Seth Nanotechnology Inc., a nanotechnology patent portfolio company owning more than 10 patents in fullerene derivatives and related application technologies. Since May 2010, he has served as executive director of C&C International Services, Inc., a petrochemical equipment services and marketing company. Since November 2011, he has served as the Asia Pacific Director for U.S. Flow Control Group Pte. Ltd., a petroleum equipment manufacturer and services company. Since January 2012, he has served as an executive director of FGel Nanotek, Inc., a food and beverage additive company based on nanotechnology. Since April 2014, he has served as a director of Harbin NeoTek Medical Devices Co., Ltd. Since September 2016, he has served as Vice Chairman of the board of directors of Shandong SicerKline Advanced Material Co., Ltd., a surface-etched silicon carbide and alumina mini-whisker manufacturing plant for ceramic applications. Since 2018, he has served as executive director of EABO Information Technology (Shanghai), Co. Ltd. From September 2008 to April 2010, Dr. Chen served as the Chief Executive Officer of SilverPAC, Inc., a consumer electronics business, and from March 1994 to June 2002, Dr. Chen served as a board member of PCTEL, Inc. (Nasdaq: PCTI). Dr. Chen received a Ph.D. in Ocean Engineering from Oregon State University. The Board believes that Dr. Chen is qualified to serve as a director based on his business management experience, his service on other private company boards of directors and his prior service on the board of a publicly-held company.
Board Diversity
The following table discloses diversity information concerning our directors as required by Nasdaq listing Rules. The information is provided in aggregate form based on voluntary self-identification by each director collected in advance of the date of this proxy statement.
Board Diversity Matrix (As of April 28, 2023)
Total Number of Directors	7
	Female	Male
Number of Directors based on gender identity	2	5
Number of Directors who identify in any of the categories below:
African American or Black
Alaskan Native or Native American
Asian		4
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	1	1
Two or More Races or Ethnicities	1
LGBTQ+
Did not Disclose Demographic Background

CORPORATE GOVERNANCE
Director Independence
In February 2023, the Board determined that, other than Dr. Chih-Hsiang (Thompson) Lin, our President and Chief Executive Officer, each of the current members of the Board is an “independent director” for purposes of the Nasdaq Listing Rules and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as the term relates to membership on the Board. The definition of independence under the Nasdaq Listing Rules includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director, nor any of his or her family members, has engaged in various types of business dealings with us. In addition, as further required by the Nasdaq Listing Rules, our Board has made a subjective determination as to each independent director that no material relationships exist that, in the opinion of our Board, would interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board reviewed and discussed information provided by the directors in questionnaires with questions tailored to the Nasdaq Listing Rules with regard to each director’s business and personal activities as they may relate to us and our management.
Board Leadership Structure
Our Board is currently chaired by our President and Chief Executive Officer, Dr. Chih-Hsiang (Thompson) Lin. The Board believes that combining the positions of Chief Executive Officer and Chairman of the Board, or Chairman, helps to ensure that the Board and management act with a common purpose, providing a single, clear chain of command to execute our strategic initiatives and business plans. In addition, the Board believes that a combined Chief Executive Officer and Chairman is better positioned to act as a bridge between management and the Board, facilitating the regular flow of information. In light of our Chief Executive Officer’s extensive history with and knowledge of our Company, the Board believes that it is advantageous for the Company to combine the positions of Chief Executive Officer and Chairman.
Our Board appointed William H. Yeh as lead independent director of our Board in April 2018. As our lead independent director, Mr. Yeh (i) serves as chair of executive sessions of the independent members of the Board; (ii) serves as chair of meetings of the Board if the Chairman of the Board is absent; (iii) serves as the designated liaison between the independent members of the Board, the full Board and the management of the Company; (iv) approves information sent to the Board; (v) approves meeting agendas of the Board; (vi) approves meeting schedules to assure there is sufficient time for discussion of all agenda items; (vii) has the authority to call meetings of the independent directors; and (viii) if requested by major stockholders, ensures that he is available for consultation and direct communication.
Executive Sessions
Non-management directors generally meet in executive session without management present. The Board’s policy is to hold executive sessions without the presence of management, including the Chief Executive Officer, who is the only non-independent director.
Meetings of the Board of Directors and Committees
The Board held five meetings during the fiscal year ended December 31, 2022. The Board has three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee. During the last fiscal year, each of our directors attended at least 75% of the total number of meetings of the Board and all of the committees of the Board on which such director served during that period.
The following table sets forth the standing committees of the Board and the members of each committee as of the date that this Proxy Statement was first made available to our stockholders:

Name of Director	Audit	Compensation	Nominating and Corporate Governance
Richard B. Black	Chair		X
Min-Chu (Mike) Chen	X	Chair
William H. Yeh		X	Chair
Che-Wei Lin		X
Elizabeth Loboa			X
Cynthia (Cindy) DeLaney	X
Audit Committee
Our audit committee currently consists of Richard B. Black, Cynthia (Cindy) DeLaney and Min-Chu (Mike) Chen. Our Board has determined that Mr. Black, Ms. Delaney and Dr. Chen each satisfy the independence and financial literacy requirements under the applicable rules and regulations of the SEC and Nasdaq. Mr. Black serves as the chairman of this committee, and our Board has determined that he qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations established by the SEC and has the requisite financial sophistication as defined under the applicable Nasdaq rules. Our audit committee acts pursuant to a written charter that has been adopted by the Board. A copy of the charter is available on the investor relations portion of the Company’s website at www.ao-inc.com. Under its charter, the audit committee’s responsibilities include, but are not limited to:
•
overseeing management’s implementation and maintenance of a system of internal controls over accounting and financial reporting systems to support the integrity, accuracy, completeness, and timeliness of financial statements and related public filings and disclosures;

•
overseeing the adoption and implementation of guidelines and policies with respect to risk management, including discussing with the Board significant financial risk exposures and actions taken by Board committees to oversee the policies addressing the risks associated with their respective areas of oversight;

•
overseeing the establishing and maintenance of the Corporation’s anonymous compliance hotline and website portal, ensuring all non-retaliation policies described in the Code of Business Conduct and Ethics are strictly complied with;

•
meeting with our independent auditors and with internal financial personnel regarding these matters;

•
appointing, compensating, retaining and overseeing the work of our independent auditors;

•
pre-approving audit and non-audit services of our independent auditors;

•
reviewing our audited financial statements and reports and discussing the statements and reports with our management, including any significant adjustments, management judgments and estimates, new accounting policies and disagreements with management;

•
establishing procedures for the receipt, retention and treatment of complaints we receive regarding accounting, internal accounting controls or auditing matters, as well as for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

•
reviewing the independence and quality control procedures of the independent auditor and the experience and qualifications of the independent auditor’s senior personnel that are providing us audit services;

•
reviewing all related-party transactions for approval;

•
reviewing and reassessing the adequacy of the audit committee’s charter at least annually and recommending any changes to our Board; and

•
reviewing and evaluating the audit committee’s own performance.

Our independent auditors and internal financial personnel meet in private with our audit committee on a regular basis and have unrestricted access to this committee.

The audit committee held seven meetings during the fiscal year ended December 31, 2022. Additional information regarding the audit committee is set forth in the Report of the Audit Committee immediately following Proposal No. 2.
Compensation Committee
Our compensation committee currently consists of Min-Chu (Mike) Chen, Che-Wei Lin and William H. Yeh, each of whom is not an employee and is “independent” as that term is defined in the applicable rules of the SEC and Nasdaq. Dr. Chen serves as the chairman of this committee. Our compensation committee acts pursuant to a written charter that has been adopted by the Board. A copy of the charter is available on the investor relations portion of the Company’s website at www.ao-inc.com. Pursuant to its charter, our compensation committee has responsibility for developing, implementing and overseeing our executive and incentive compensation policies and programs. Under its current charter, the compensation committee’s responsibilities include, but are not limited to:
•
reviewing and approving all compensation for the Chief Executive Officer, including incentive-based and equity-based compensation;

•
reviewing and approving annual performance objectives and goals relevant to compensation for the Chief Executive Officer and evaluating the performance of the Chief Executive Officer;

•
reviewing and approving incentive-based or equity-based compensation plans in which our executive officers participate;

•
reviewing and approving all compensation for executive officers, including incentive-based and equity-based compensation, and overseeing the evaluation of management;

•
considering an executive officer’s performance as it relates to both legal compliance and compliance with internal policies and procedures when determining, setting or approving compensation arrangements;

•
approving all employment, severance, or change-in-control agreements, special or supplemental benefits, or provisions including the same, applicable to executive officers;

•
periodically reviewing and advising our Board concerning both regional and industry-wide compensation practices and trends in order to assess the adequacy and competitiveness of our compensation programs for executive officers relative to comparable companies in our industry;

•
reviewing and reassessing the adequacy of the compensation committee charter and recommending any changes to our Board on an annual basis;

•
reviewing and evaluating the compensation committee’s own performance;

•
reviewing the compensation paid to non-employee directors and make recommendations to the Board for any adjustments; and

•
receiving and reviewing an annual report of all reported transactions in equity securities of the Company of any officer or director who is subject to the reporting and short-swing liability provisions of the Section 16 of the Securities Exchange Act of 1934, as amended.

The compensation committee may delegate its authority to a subcommittee to make grants of compensatory equity awards to executive officers and other employees, provided that these grants are made within established guidelines. In addition, the compensation committee may obtain advice or assistance from compensation consultants, legal counsel or other advisors to perform its duties, provided that the compensation committee shall periodically assess the independence of any such compensation consultant as required by Nasdaq rules and applicable law.
In 2020 the compensation committee retained Aon — the Human Capital Solutions practice of Aon plc (“Aon”), as its compensation consultant for executive officer and director compensation. Aon reports directly to the compensation committee and to the compensation committee chair. While Aon coordinates with our management for data collection, including for obtaining the job descriptions for our executive officers, Aon does not provide any other services to us. The compensation committee has evaluated Aon’s independence pursuant to the listing standards of Nasdaq and the relevant SEC rules and has determined that no conflict of interest has arisen as a result of the work performed by Aon.
The compensation committee held two meetings during the fiscal year ended December 31, 2022.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee currently consists of William H. Yeh, Elizabeth Loboa and Richard B. Black, each of whom is not an employee and is otherwise “independent” as that term is defined in the applicable rules of the SEC and Nasdaq. Mr. Yeh serves as the chairman of this committee. Our nominating and corporate governance committee oversees and advises the Board with respect to corporate governance matters, assists the Board in identifying and recommending qualified candidates for nomination to the Board, makes recommendations to the Board with respect to assignments to committees of the Board and oversees the evaluation of the Board. The nominating and corporate governance committee acts pursuant to a written charter that has been adopted by the Board. A copy of the charter is available on the investor relations portion of the Company’s website at www.ao-inc.com. Under its current charter, the nominating and corporate governance committee’s responsibilities include, but are not limited to:
•
identifying, evaluating and recruiting individuals to become Board members and review with the Board from time to time the appropriate skills and characteristics required of Board members in the context of the Company’s business and strategy at the time and the current make-up of the Board; this assessment of Board skills, experience, and background includes, among numerous diverse factors, such as independence; understanding of and experience in manufacturing, technology, finance, and marketing; senior leadership experience; international experience; age; and diversity with respect to race, ethnicity, gender, and geography, which includes its commitment to actively seek women and minority candidates for the pool from which board candidates are chosen;

•
considering director candidates submitted by stockholders and determining the procedure to be followed by stockholders in submitting such recommendations;

•
recommending Board committee structure and responsibilities to be included in the charter of each committee of the Board to be submitted to the full Board for consideration;

•
recommending directors to serve on each Board committee and suggesting rotations for chairpersons of the Board committees as the nominating and corporate governance committee deems appropriate;

•
recommending corporate governance standards to the Board;

•
evaluating and recommending any revisions to Board and Board committee meeting policies;

•
developing principles of corporate governance and recommend such principles to the Board;

•
working with the Audit Committee of the Company in fulfilling its duties related to corporate governance and oversight of the Company’s compliance with applicable laws and regulations;

•
reviewing the effectiveness of the operation of the Board and Board committees, including the corporate governance and operating practices;

•
reviewing and reassessing the adequacy of the nominating and corporate governance committee charter and recommending any changes to the Board; and

•
reviewing and evaluating the nominating and corporate governance committee’s own performance.

The nominating and corporate governance committee held one meeting during the fiscal year ended December 31, 2022.
Director Nominations
Our nominating and corporate governance committee is responsible for, among other things, assisting our Board in identifying qualified director nominees and recommending nominees for each annual meeting of stockholders. The nominating and corporate governance committee’s goal is to assemble a Board that brings to our Company a diversity of experience in areas that are relevant to our business and that complies with the Nasdaq Listing Rules and applicable SEC rules and regulations. The nominating and corporate governance committee generally considers the diversity of nominees in terms of knowledge, experience, background, skills, expertise and other demographic factors, as well as with respect to gender, racial and ethnic diversity. When considering nominees for election as directors, the nominating and corporate governance committee reviews the needs of the Board for various skills, background, experience and expected contributions and the qualification standards established from time to time by the nominating and corporate governance committee. The nominating and corporate governance committee believes that directors must also have an inquisitive and objective outlook and mature judgment. Director candidates must have sufficient time available in the judgment of the nominating and corporate governance committee to perform all Board and committee responsibilities. Members of the Board are expected to rigorously prepare for, attend and participate in all meetings of the Board and applicable committee meetings. Other than the foregoing and the applicable rules regarding director qualification, there are no stated minimum criteria for director nominees.
The nominating and corporate governance committee evaluates annually the current members of the Board whose terms are expiring and who are willing to continue in service against the criteria set forth above in determining whether to recommend these directors for election. The nominating and corporate governance committee assesses regularly the optimum size of the Board and its committees and the needs of the Board for various skills, background and business experience in determining if the Board requires additional candidates for nomination.
Candidates for director nominations come to our attention from time to time through incumbent directors, management, stockholders or third parties. These candidates may be considered at meetings of the nominating and corporate governance committee at any point during the year. Such candidates are to be evaluated against the criteria set forth above. If the nominating and corporate governance committee believes at any time that it is desirable that the Board consider additional candidates for nomination, the committee may poll directors and management for suggestions or conduct research to identify possible candidates and may engage, if the nominating and corporate governance committee believes it is appropriate, a third party search firm to assist in identifying qualified candidates.
Our bylaws permit stockholders to nominate directors for consideration at an annual meeting. The nominating and corporate governance committee will consider director candidates validly recommended by stockholders. The process for evaluating stockholder-recommended nominees is no different than the process for evaluating nominees identified by the nominating and corporate governance committee. For more information regarding the requirements for stockholders to validly submit a nomination for director, see “Stockholder Proposals or Nominations to Be Presented at Next Annual Meeting” elsewhere in this Proxy Statement. In addition, our “Procedure for Submitting Stockholder Nominations to the Board of Directors” is available on the investor relations section of our website at www.ao-inc.com.
Communications with the Board
Any matter intended for the Board, or for any individual member or members of our Board, should be directed to our General Counsel at 13139 Jess Pirtle Blvd., Sugar Land, TX 77478, with a request to forward the communication to the intended recipient or recipients. In general, any stockholder communication delivered to our General Counsel for forwarding to our Board or specified Board member or members will be forwarded in accordance with the stockholder’s instructions. However, our General Counsel reserves the right not to forward to Board members any abusive, threatening or otherwise inappropriate materials.
Stockholder Engagement
Historically, our management team has interacted with stockholders primarily in connection with industry conferences, investor updates, and fundraising activity. In light of our continued growth as a company and our commitment to long-term investor value creation, in 2020 we engaged in additional stockholder outreach efforts. In doing so, we intended to seek stockholders’ perspective on our compensation programs, our ongoing efforts to improve diversity on our Board, and our Board structure generally. We reached out to our top stockholders representing approximately 45% of our outstanding shares and engaged with stockholders representing approximately 15% of outstanding shares on these matters.
Our Board has identified gender diversity as an area of focus for our nominating and corporate governance committee, in part based on stockholder input. As a result, in the past three years, we have nominated and the stockholders have approved two female Board members.

We heard that some stockholders may be interested in: more disclosure regarding succession planning; reducing the thresholds to propose charter and bylaws amendments; other changes viewed as good governance practices to improve stockholder access.
In addition, our Board recognizes that stockholders may have differing opinions with respect to classified or staggered boards of directors. Our Board has maintained its classified structure that was established prior to our initial public offering because a staggered board can enhance stability and continuity by ensuring that each director possesses the experience and background to understand our complex business, including our management’s strategy for growth. A classified board also encourages directors to have a long-term perspective and reduces vulnerability to invasive and coercive takeover tactics that do not benefit stockholders and may divert valuable management resources.
We value our stockholders’ perspective on these matters and others and look forward to the information that we will be able to gather through additional stockholder engagement.
Director Attendance at Annual Meetings
We do not have a formal policy regarding Board members attendance at annual meetings, but all members of our Board are encouraged to attend each annual meeting of stockholders. We attempt to schedule our annual meeting of stockholders at a time and date to accommodate attendance by members of our Board taking into account the directors’ schedules. Two of our directors attended our 2022 Annual Meeting of Stockholders.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics (the “Code”) applicable to all of our Board members, employees and executive officers, including our Chief Executive Officer (Principal Executive Officer), and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer). We have made the Code available on our website at www.ao-inc.com.
We intend to satisfy the public disclosure requirements regarding (1) any amendments to the Code, or (2) any waivers under the Code given to our Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer by posting such information on our website at www.ao-inc.com. A printed copy of the Code may also be obtained by any stockholder free of charge upon request to the Corporate Secretary, Applied Optoelectronics, Inc., 13139 Jess Pirtle Blvd., Sugar Land, TX 77478.
Compensation Committee Interlocks and Insider Participation
None of our employees, executive officers, or former executive officers serve as a member of our compensation committee, and none of our executive officers serve on any other committee serving an equivalent function for any other entity that has one or more of its executive officers serving as a member of our Board or compensation committee.
Compensation Policies and Risk Management Practices
We do not believe that our compensation programs create risks that are reasonably likely to have a material adverse effect on our Company. We believe that the combination of different types of compensation as well as the structure and overall amount of compensation, together with our internal controls and oversight by the Board, mitigates potential risks. We also provide a base level of equity compensation through our equity incentive program, helping to smooth out the impact of unexpected challenges to our operating plan.
One of the key functions of the Board is informed oversight of our various processes for managing risk. The Board administers this oversight function directly through the Board as a whole, as well as through the standing committees of the Board that address risks associated with their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing risk exposure in our strategic plans, development programs, corporate goals and operating plans. Our audit committee has the responsibility to consider and discuss our major exposures to financial risk and the steps our management takes to monitor and control these exposures, including guidelines, policies and processes. The audit committee also monitors our compliance with various legal and regulatory requirements, including cybersecurity risks, monitors our whistleblower system, and oversees the performance of our internal audit function. Our nominating and corporate governance committee monitors the effectiveness of our corporate governance guidelines and policies. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. In addition, the Board meets with certain members of our executive team, including the heads of our different organizational functions, who discuss the risks and exposures involved in their respective areas of responsibility as well as any developments that could impact our risk profile or other aspects of our business. The Board considers the Company’s risk profile and other aspects of our business in assessing the leadership structure of the Board from time to time.
In 2022, the Board also focused on overseeing the risks that the COVID-19 pandemic presented to the Company. The Board received regular updates during meetings regarding steps taken by management to mitigate the impact of the pandemic.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The audit committee of our Board has selected Grant Thornton LLP (“Grant Thornton”) to serve as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2023. Grant Thornton has served as our auditor since 2008. A representative of Grant Thornton is expected to be present at the Annual Meeting to be available to provide a statement if they desire to do so and respond to appropriate questions.
Fees Billed by Grant Thornton
The following table sets forth the aggregate fees billed by Grant Thornton for services provided in the fiscal years ended December 31, 2022 and 2021:
	Fiscal 2022	Fiscal 2021
Audit fees(1)	$1,256,525	$1,087,525
Audit-related fees(2)	$—	$—
Tax fees(3)	$—	$29,836
All other fees(4)	$—	$—
Total	$1,256,525	$1,117,361

(1)
Audit fees consist of fees billed for professional services rendered in connection with the audit of our consolidated annual financial statements, audit of internal control over financial reporting, and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements, consultations concerning financial reporting in connection with acquisitions and issuances of auditor consents and comfort letters in connection with SEC registration statements and related SEC registered securities offerings.

(2)
No audit-related fees were billed for services provided in the fiscal years ended December 31, 2022 and 2021.

(3)
All tax fees billed for services provided in the fiscal year ended December 31, 2021 relate to the Texas Enterprise Credit program.

(4)
All other fees consist of fees for access to the auditor’s accounting research portal.

Policy on Audit Committee Pre-approval of Audit and Non-audit Services Performed by Independent Registered Public Accounting Firm
The audit committee has determined that all services performed by Grant Thornton for the fiscal years ended December 31, 2022 and 2021 were compatible with maintaining the independence of Grant Thornton. While the audit committee does not have a written policy with respect to the pre-approval of audit and non-audit services, in practice, it is the consistent policy of the audit committee to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Unless the specific service has been pre-approved with respect to that year, the audit committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. In 2022, 100% of the services rendered to us by Grant Thornton were pre-approved by the audit committee. The independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval process.
Vote Required and Board of Directors Recommendation
The affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting is required for approval of this proposal. Abstentions and broker non-votes are not treated as votes cast, and therefore will have no effect on the advisory vote. Because your vote is advisory, it will not be binding on the Board or the Company. Your bank or broker will have discretion to vote any uninstructed shares on this proposal. If the stockholders do not approve the ratification of Grant Thornton as our independent registered public accounting firm, the audit committee will review its future selection in light of the vote result, but may still appoint Grant Thornton in the future. Even if the selection is ratified, the audit committee in its discretion may appoint a different registered public accounting firm at any time during the year if the committee determines that such change would be appropriate.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

REPORT OF THE AUDIT COMMITTEE
The audit committee oversees the Company’s financial reporting process on behalf of the Board. The audit committee is responsible for retaining the Company’s independent registered public accounting firm, evaluating its independence, qualifications and performance, and approving in advance the engagement of the independent registered public accounting firm for all audit and non-audit services. The audit committee’s specific responsibilities are set forth in its charter. The audit committee reviews its charter at least annually.
Management has the primary responsibility for the financial statements and the financial reporting process, including internal control systems, and procedures designed to ensure compliance with applicable laws and regulations. The Company’s independent registered public accounting firm, Grant Thornton, is responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles.
The audit committee has reviewed and discussed with management the Company’s audited financial statements. The audit committee has discussed with the independent registered public accounting firm the matters required to be discussed under the rules adopted by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the audit committee has met with the independent registered public accounting firm, with and without management present, to discuss the overall scope of the independent registered public accounting firm’s audit, the results of its examinations, its evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.
The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm its independence.
Based on the review and discussions referred to above, the audit committee recommended to the Company’s Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
Respectfully submitted,
AUDIT COMMITTEE
Richard B. Black, Chairman
Cynthia (Cindy) DeLaney
Min-Chu (Mike) Chen
COMPENSATION COMMITTEE REPORT
The compensation committee has reviewed and discussed the below section titled “Compensation Discussion and Analysis” with management. Based on such review and discussion, the compensation committee has recommended to the Board that the section titled “Compensation Discussion and Analysis” be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and in this Proxy Statement.
Respectfully submitted,
COMPENSATION COMMITTEE
Min-Chu (Mike) Chen, Chairman
Che-Wei Lin
William H. Yeh

PROPOSAL NO. 3
ADVISORY VOTE ON OUR EXECUTIVE COMPENSATION
In accordance with Section 14A of the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act, and related rules of the SEC, we are providing stockholders an advisory vote, or say-on-pay vote, on the compensation of our named executive officers as described in this Proxy Statement.
At our 2022 annual meeting of stockholders, 86.86% of votes cast voted in favor of our executive compensation program, and as described in our Compensation Discussion and Analysis, our compensation committee made significant changes to our cash and equity incentive programs in response to this vote. We plan to hold annual say-on-pay votes until our next say-on-frequency vote at our 2024 annual meeting of stockholders.
The say-on-pay vote is a non-binding vote on the compensation of our named executive officers as described in this Proxy Statement in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation and accompanying narrative disclosure. The say-on-pay vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement.
In connection with this proposal, you are encouraged to carefully review the Compensation Discussion and Analysis section as well as the information contained in the compensation tables and accompanying narrative disclosure contained in this Proxy Statement. As described more fully in the Compensation Discussion and Analysis section and below, our compensation philosophy, policies and practices seek to pay for performance and align stockholder and executive interests. Consistent with that philosophy, the compensation committee of the Board believes our executive compensation program is reasonable and aligned with stockholder interests.
The Board recommends that you vote in favor of the following advisory resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the Proxy Statement for this Annual Meeting pursuant to Rule 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and accompanying narrative disclosure, is hereby approved.”
The vote on this proposal is advisory and nonbinding on the Company. However, the Board and the compensation committee will consider the outcome of the vote when making future compensation decisions regarding our named executive officers.
Vote Required and Board of Directors Recommendation
The affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting is required to approve this Proposal No. 3.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF OUR EXECUTIVE COMPENSATION AS DESCRIBED IN THIS PROXY STATEMENT.

EXECUTIVE OFFICERS
The following table sets forth certain information regarding our executive officers.
Name	Age	Position(s)
Chih-Hsiang (Thompson) Lin	60	President, Chief Executive Officer and Chairman of the Board of Directors
Stefan J. Murry	50	Chief Financial Officer and Chief Strategy Officer
Hung-Lun (Fred) Chang	59	Senior Vice President and North America General Manager
Shu-Hua (Joshua) Yeh	57	Senior Vice President and Asia General Manager
David C. Kuo	40	Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary
Dr. Chih-Hsiang (Thompson) Lin’s biography can be found on page 6 of this Proxy Statement with the biographies of the other members of the Board. Biographies for our other executive officers, including our other named executive officers, are below.
Stefan J. Murry, Ph.D., has served as our Chief Financial Officer since August 2014. Previously, Dr. Murry served as our Chief Strategy Officer from December 2012, our Vice President of Sales and Marketing from June 2004 until December 2012, our Director of Sales and Marketing from January 2000 to June 2004 and as a Senior Engineer of Device Packaging from February 1997 to January 2000. He also previously served as Research Associate from 1991 to 1999 and Mission Control Specialist from 1992 to 1997 with the Space Vacuum Epitaxy Center in Houston, Texas. Dr. Murry has been issued multiple patents in the optoelectronics industry, as well as in various related and complimentary industries. Dr. Murry received BS and MS degrees in Physics and a Ph.D. in Electrical Engineering from the University of Houston.
Hung-Lun (Fred) Chang, Ph.D., has served as our North America General Manager and Senior Vice President of Optical Component Business Unit since October 2012. Previously, Dr. Chang served as Vice President of our Optical Module Division from March 2005 until October 2012, our Director of Manufacturing from June 2002 to March 2004, and as our Deputy Packaging Manager from April 2001 to May 2002. Dr. Chang has held numerous positions in the optoelectronics industry throughout his career. His most recent position prior to joining us was Deputy Manager from 2000 to 2001 of the Optical Active Component Group at Hon-Hai Precision Industry Co., Ltd., which is based in Taiwan. He was also a researcher and project manager of the Optoelectronic Module Technology group at Chunghwa Telecom Co., Ltd. from 1996 to 2000. Dr. Chang received a BS degree in Electrophysics and a Ph.D. in Electro-Optical Engineering from National Chiao Tung University in Taiwan.
Shu-Hua (Joshua) Yeh has served as our Asia General Manager since February 2015 and as Senior Vice President of our Network Equipment Module Business Unit since November 2012. Previously, Mr. Yeh served as our General Manager of our Video Equipment Division of Global Technology Inc., our China subsidiary, since its acquisition by us in March 2006 and had served as its President and Chief Executive Officer from April 2002 until the acquisition. From May 1995 to April 2002, Mr. Yeh served as a Vice President of Sales and Marketing of Twoway CATV Technology Inc. Mr. Yeh received a BS degree in Mechanical Engineering and an MS in Automatic Control Science from National Chung Shing University in Taiwan.
David C. Kuo has served as our Vice President, General Counsel and Chief Compliance Officer since August 2013 and as our Corporate Secretary since November 2012. Previously, Mr. Kuo served as our Assistant General Counsel from May 2009 until August 2013, and as our Asia Legal Manager from January 2011 until August 2013. Mr. Kuo holds a JD from South Texas College of Law and a BBA degree in Real Estate from Baylor University.
Our executive officers are elected by, and serve, at the discretion of our Board. There are no family relationships among any of our directors or executive officers.

COMPENSATION OF NAMED EXECUTIVE OFFICERS AND DIRECTORS
Compensation Discussion and Analysis
This Compensation Discussion and Analysis describes the compensation program for our named executive officers. For 2022, these individuals were:
•
Chih-Hsiang (Thompson) Lin, our President and Chief Executive Officer (our “CEO”);

•
Stefan J. Murry, our Chief Financial Officer and Chief Strategy Officer (our “CFO”);

•
Hung-Lun (Fred) Chang, our Senior Vice President and North America General Manager;

•
Shu-Hua (Joshua) Yeh, our Senior Vice President and Asia General Manager; and

•
David C. Kuo, our Vice President, General Counsel, Chief Compliance Officer and Secretary.

This Compensation Discussion and Analysis provides an overview of our executive compensation philosophy and objectives and describes the decisions made regarding the material elements of our executive compensation program during 2022.
Key Aspects of 2022 Executive Compensation: Strong Emphasis on Performance
•
Majority of CEO and NEO Total Compensation is Performance-Based.   As shown in the table below, approximately 82% of our CEO’s 2022 regular annual total target compensation was variable and at-risk, with 50% being performance-based. Similarly, 70% of our NEOs’ annual target compensation was variable, with 43% being performance-based. These proportions enhance the strong link between pay and performance for our CEO and NEOs and the alignment of interests with those of the Company and its stockholders.

The table below illustrates the mix of fixed base salary, annual incentive and long-term target incentive compensation we provided to our CEO in 2022, and the high proportion that is variable and at-risk.
2022 CEO Target Total Direct Compensation
Executive	Base Salary ($)	Target Annual Incentive ($)	2022 Target Long-Term Incentive: PSUs ($)	2022 Target Long-Term Incentive: RSUs ($)	Total ($)
Chih-Hsiang (Thompson) Lin	552,740	552,740	1,000,000	1,000,000	3,105,480
% of Total	18%	18%	32%	32%	100%
% of Long Term Incentive			50%	50%

•
50% of CEO and NEO Equity Compensation is Performance-Based: Rigorous, Pre-Set Three-Year Financial Goals.   In addition, 50% of our CEO’s and NEOs’ target long-term incentive annual equity grant was in the form of PSUs. The PSUs are based 50% on a relative total stockholder return goal and 50% on a stock price hurdle, both measured over a three-year performance period. The threshold levels of performance that must be met before any PSUs are earned are rigorous and challenging. The other 50% of our CEO’s long-term incentive equity grant was in the form of RSUs, which vest over four years.

The compensation committee views the inclusion of a metric that includes relative total stockholder return as critical because it ties executive officer compensation with the creation of stockholder value and aligns the interests of executive officers with those of the Company and its stockholders. By measuring our stock performance relative to peers, it mitigates the impact of macroeconomic factors, both positive and negative, that affect the industry and/or stock price performance and are beyond the control of management. Additionally, it provides rewards that are more directly aligned with performance through different economic cycles.
The proportion of total compensation that was variable and at-risk and the performance-based metrics further enhanced the link between pay and performance for the CEO and NEOs and strengthened the alignment of the interests of the executive officers with those of our stockholders.

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Short-Term Annual Cash Incentive: Rigorous, Pre-Set Annual Financial Goals.   At the beginning of 2022, we established annual cash incentive plan targets for Revenue and Non-GAAP Operating Income (Loss) that were rigorous, aggressive and challenging, attainable only with strong performance, and that took into account the relevant opportunities and risks, including the significant continuing headwinds we were facing.

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Revenue Goal.   The 2022 Revenue target goal was set at $228.4 million, an approximately 8% increase over 2021 actual performance. In 2022, the Company generated Revenue of $222.8 million.

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Non-GAAP Operating Income (Loss) Goal.   The 2022 Non-GAAP Operating Income (Loss) target goal was set at $39.2 million, which represented a 32% increase in the magnitude of the loss from the $29.6 million Non-GAAP Operating Income (Loss) in 2021 (which itself represented a 48% increase in the magnitude of the loss from the $20.0 million Non-GAAP Operating Income (Loss) in 2020). In 2022, the Company had a non-GAAP Operating Loss of $32.4 million, which represented only a 9% increase in the magnitude of the loss from the $29.6 million loss in 2021.

The Committee determined that the Company’s aggregate achievement was 106.4%.
Objectives of our Compensation Program
We have designed our executive compensation program to achieve the following primary objectives:
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Management Development and Continuity.   Provide compensation and benefit levels that will attract, retain, motivate, and reward a highly-talented team of executive officers within the context of responsible cost management;

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Pay-for-Performance.   Establish a direct link between our financial and operational results and strategic objectives and the compensation of our executive officers; and

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Long-Term Focus on Stockholder Value.   Align the interests and objectives of our executive officers with those of our stockholders by linking the long-term incentive compensation opportunities to stockholder value creation and their cash incentives to our annual performance.

2022 Compensation Program Changes
The compensation committee took the following key actions with respect to the compensation of our named executive officers for 2022, mindful of the need to balance rigorous pay-for-performance with the need to retain our critical talent:
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Base Salary — Approved annual base salary increases ranging from 2.5% to 5% (which percentage, solely with respect to Mr. Yeh, is calculated based on his base salary as denominated in NTD (New Taiwan dollars) and RMB (Chinese Yuan Renminbi) on the date the increase was approved), including a base salary increase of 2.5% for our CEO.

•
Annual Cash Bonuses — Continued the four-tier performance goal structure implemented in 2019, with performance goals based on the Company’s operating plan for the year.

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Long-Term Incentive Compensation — Established performance-based and time-based equity grants. The performance-based awards have a minimum, reduced, target and maximum award sizes for each of our executive officers based on a dollar value with performance goals based on stock price hurdle and total stockholder return over a three-year period compared to the Company’s peer group.

The compensation committee set the total target pay mix set for our CEO and our other named executive officers as follows:
Say-on-Pay Vote and Stockholder Engagement on Compensation
Our say-on-pay resolution received 86.86% approval at our 2022 annual meeting of stockholders. In 2020, we implemented a stockholder outreach program with a focus on understanding stockholder concerns regarding our executive compensation.
Through these engagements, which included our chief financial officer, general counsel, and human resources manager and a member of our compensation committee and were conducted during our fiscal year ended February 2021, we received important feedback that led our compensation committee to adopt several changes to our executive compensation program. These changes are responsive to what we heard from stockholder, as summarized in the chart below.
What We Heard	How We Responded
Stockholders want to see clear explanation of how compensation committee looks at goals, targets, plans to see why the metric and target was set and how those translate to payouts.	We enhanced our explanation included in these materials for how the compensation committee determined metrics and targets for performance and how actual performance translated to payouts.
Long-term incentive should be 50% performance based.
All our long-term incentives are awarded in the form of restricted stock units based on a fixed value that is split with 50% vesting based solely on continued service over time and 50% vesting based on achievement of pre-determined performance goals for a three-year period that involve a combination of total shareholder return, or “TSR”, and stock price appreciation metrics.

Performance goals should not just automatically be tied to stock price; need to clearly explain priorities and how measuring success.
For 2021 the compensation committee worked with Aon to determine appropriate performance goals, which for 2021 include stock price, relative TSR and financial metrics tied to the Company’s operating plan.

Stockholders want to see clear disclosure and explanation of any discretion taken by the compensation committee.	Starting in 2021, the compensation committee has eliminated discretionary payments from our executive officer compensation program.
Stockholders want to see 3-year time frame for performance metrics.	The compensation committee implemented a 3-year time frame for its performance-vesting restricted stock units.
Stockholders want to see high level explanation of stockholder engagement and what actions were taken after the engagement.	This section and the “Stockholder Engagement” section above outline our stockholder engagement activities and the actions we have taken in response.

Elements of 2022 Compensation Program
We structure the annual compensation of our executive officers, including the named executive officers, using three principal elements: base salary, annual performance-based cash bonus opportunities, and time-based and performance-based equity opportunities. The compensation committee retains the flexibility to change the proportions as between these elements each year, to allow us to take into account the varying importance of our primary compensation objectives based on facts and circumstances each year.
Element	Fixed or Variable	Purpose
Base Salary	Fixed	To attract and retain executives by offering fixed compensation that is competitive with market opportunities and that recognizes each executive’s position, role, responsibility and experience.
Annual Cash Incentive	Variable
To attract and retain our executive officers consistent with market practice, to reward our executive officers for achievement of our corporate objectives, and to recognize outstanding individual contributions.

Equity Awards	Variable
To align executives’ interests with the long-term interests of stockholders through equity-based compensation with performance-based and time-based vesting periods, and to promote the long-term retention of our executives and key management personnel.

Executive Compensation Policies and Practices
At the start of 2022, we were just eight years out from our initial public offering and continued our transition toward the compensation governance practices adopted by our more established peers. The following summarizes our current policies and practices:
What We Do	What We Don’t Do
✓ Maintain an Independent Compensation Committee. The compensation committee consists solely of independent directors.	✘ No Generous Perquisites. We provide only limited perquisites or personal benefits to our executive officers.

✓
Retain an Independent Compensation Advisor. The compensation committee engages its own compensation advisor to provide information and analysis regarding our executive and equity incentive compensation programs.

✘
No Exclusive Executive Retirement Plans. We do not offer defined benefit pension arrangements and we do not provide retirement plans to our executive officers that are different from or in addition to those offered to our other employees.

✓
Annual Executive Compensation Review. The compensation committee annually reviews our compensation programs and compensation-related risks to ensure that our compensation programs do not encourage excessive or inappropriate risk-taking and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on us.

✘
No Special Health or Welfare Benefits. Our executive officers participate in broad-based Company-sponsored health and welfare benefits programs on the same basis as our other full-time, salaried employees.

✓
Compensation At-Risk. Our executive compensation program is designed so that a significant portion of compensation is “at risk” based on our performance to align the interests of our executive officers and stockholders.

✘
No Hedging or Pledging of our Equity Securities. Our insider trading policy prohibits our executive officers, members of the Board and other employees from hedging or pledging our equity securities.

✓ Succession Planning. We review the risks associated with our key executive officer position to ensure adequate succession plans are in place.	✘ No Dividends or Dividend Equivalents Payable on Unvested Equity Awards. We do not pay dividends or dividend equivalents on unvested restricted stock unit awards.

Governance of Executive Compensation Program
Role of the Compensation Committee
The compensation committee has the primary responsibility of developing, implementing and overseeing our executive and incentive compensation policies and programs. While the compensation committee reports its decisions to and takes into account the feedback of the Board, the compensation committee generally makes the final decisions regarding the compensation of our named executive officers.
Compensation-Setting Process
The compensation committee determines the target total direct compensation opportunities for our executive officers, including our named executive officers. In any given year, the compensation committee considers some or all of the following factors:
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the financial and operational objectives established by the Board for the year at issue;

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the anticipated role that officer will play in the coming year in achieving those objectives and the cost and difficulty of replacing that individual;

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internal pay equity among our executive officers;

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each individual executive officer’s skills, experience, qualifications and role relative to other similarly-situated executives at the companies in our compensation peer group;

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the annual performance review for each executive officer, including contributions to our overall performance, demonstrated leadership and significant individual achievements;

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our financial performance relative to our peers;

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the compensation practices of our compensation peer group and the positioning of each executive officer’s compensation as compared to our peer group; and

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the recommendations provided by our CEO with respect to the compensation of our other executive officers.

These factors provide a framework, with no single factor being determinative in setting pay levels.
Role of Our Officers
The compensation committee relies on the observations and information provided by our executive officers. Our Chief Executive Officer provides evaluations of the performance of the other executive officers and makes recommendations regarding changes to executive officer compensation (other than for himself), the broader Company-wide cash incentive plan, and budgets for equity awards. Our Chief Financial Officer provides information and recommendations regarding our annual corporate operating budget and the related performance goals for our equity and cash incentive programs. Our in-house legal team, including our General Counsel, provides additional guidance as requested by the compensation committee. Finally, the benefits committee, consisting of members of our human resources, legal, and accounting departments, provides guidance to the compensation committee on broad-based health, welfare and retirement benefit plans and proposed changes to those plans. Our officers recuse themselves from discussions and recommendations regarding their own compensation.
Role of Compensation Consultant
In 2020 the compensation committee retained Aon to assist with establishing an updated peer group for 2021 and to perform benchmarking for executive officer and director compensation. Aon reported directly to the compensation committee and to the compensation committee chair. While Aon coordinated with our management for data collection, including for obtaining the job descriptions for our executive officers, Aon did not provide any other services to us. The compensation committee evaluated Aon’s independence pursuant to the listing standards of Nasdaq and the relevant SEC rules and determined that no conflict of interest arose as a result of the work performed by Aon.

Competitive Positioning
For purposes of comparing our executive compensation against the competitive market, the compensation committee periodically reviews and considers the compensation levels and practices of a group of peer companies. This compensation peer group consists of companies within the industry with a similar size profile in terms of revenue and market capitalization.
In 2020 the compensation committee used the following compensation peer group to assist with the determination of compensation for our executive officers:
ADTRAN	DSP Group
Alpha and Omega Semiconductor	EMCORE
Aviat networks	Harmonic
Axcelis Technologies	Inseego
CalAmp	KVH Industries
Calix	NeoPhotonics
Casa Systems	Photronics
Cohu	Ribbon Communications
Digi	Xperi
The compensation committee did not review or consider information regarding peer group company compensation in determining compensation for our executive officers for 2022.
2022 Compensation Decisions
2022 Base Salary
Base salary represents the fixed portion of the target direct compensation for our executive officers and serves to attract and retain highly-talented individuals. The compensation committee determines adjustments to base salaries on an annual basis as well as in the event of a promotion or significant change in responsibilities.
In February 2022, in considering base salary adjustments, the compensation committee focused on the need to control cash costs given 2021 revenue performance as well as the need to retain our leadership to continue steering the Company through the unexpected operational challenges. The compensation committee believes that, under normal performance situations, targeting base salary at the median as compared to our peer group companies is appropriate and has historically provided for base salary adjustments that ranged from 3%-10%. However, given the need to conserve cash, the compensation committee limited base salary increases to 5% for only one of our executive officers who was well below the median.
Named Executive Officer	2021 Base Salary	2022 Base Salary	% Change
Chih-Hsiang (Thompson) Lin	$539,259	$552,740	2.5%
Stefan J. Murry	$355,391	$364,275	2.5%
Hung-Lun (Fred) Chang	$326,017	$334,167	2.5%
Shu-Hua (Joshua) Yeh	$354,057	$364,698	2.5%
David C. Kuo	$233,537	$245,213	5.0%
The preceding table shows the base salary changes that went into effect on March 1, 2022. Amounts for Mr. Yeh are paid in NTD (New Taiwan dollar) and RMB (Chinese Yuan Renminbi) but are reported in USD (United States dollar). The actual base salary amounts paid to our named executive officers in 2022 are set forth in the “2022 Summary Compensation Table” below.
2022 Annual Cash Bonuses
We use annual cash incentive opportunities to attract and retain our executive officers consistent with market practice, to reward our executive officers for achievement of our corporate objectives, and to recognize outstanding individual contributions. The compensation committee eliminated discretionary cash bonuses from our executive officer compensation program starting in 2021.
2022 Target Annual Cash Bonus Opportunities
In establishing the target annual cash bonus opportunities for 2022, the compensation committee continued to use the approach established in 2020, which considered the information provided by Aon as well as the significant reduction in the target annual cash bonus opportunities implemented by the compensation committee for 2020, which had represented a 30% decrease as compared to 2019, in order to allow the Company to conserve cash while still providing an adequate incentive to retain our critical leadership. In light of these considerations, the compensation committee set the target percentages for the 2022 annual cash bonus consistent with the 50th percentile as compared to our peer group to provide our executive officers with an appropriate level of reward for achievement of target performance of our critical corporate objectives described below.
Named Executive Officer	2021 Target (% of base salary)	2022 Target (% of base salary)
Chih-Hsiang (Thompson) Lin	100.0%	100.0%
Stefan J. Murry	50.0%	50.0%
Hung-Lun (Fred) Chang	50.0%	50.0%
Shu-Hua (Joshua) Yeh	50.0%	50.0%
David C. Kuo	50.0%	50.0%
The bonus opportunity is determined via linear interpolation, based on corporate performance, between the following pre-established amounts (expressed as a percentage of base salary):
Named Executive Officer	Performance Below Minimum Level	Reduced Performance	Target Performance	Performance At or Above Maximum Level
Chih-Hsiang (Thompson) Lin	0	50.0%	100.0%	125.0%
Stefan J. Murry	0	25.0%	50.0%	62.5%
Hung-Lun (Fred) Chang	0	25.0%	50.0%	62.5%
Shu-Hua (Joshua) Yeh	0	25.0%	50.0%	62.5%
David C. Kuo	0	25.0%	50.0%	62.5%
2022 Corporate Performance Objectives
For 2022 the compensation committee established two alternative cash incentive awards for our executive officers, one based on achievement of quantitative performance metrics and the other based on achievement of certain milestones and measures with respect to a potential effect of a significant transaction that could have occurred during 2022.
Consistent with recent years, for the standard cash incentive awards for 2022 the compensation committee decided to use GAAP revenue and non-GAAP operating income (loss), weighted equally, as the principal measures for the annual cash incentive program for our named executive officers. These metrics are the primary metrics the Company uses for our annual operating plan. For this purpose, non-GAAP operating income (loss) means operating loss as defined under generally accepted accounting principles, excluding amortization of intangible assets, stock-based compensation expense, non-recurring expenses, unrealized foreign exchange gain (loss), losses from the disposal of idle assets, if any, non-recurring tax expenses (benefits), and expenses associated with discontinued products, if any, from our GAAP net income (loss), plus the amount accrued for cash bonuses.
The compensation committee set the performance goals for 2022 based on increasing revenue year-over-year and reducing non-GAAP loss to align the incentive compensation with the key performance needed for the Company to achieve its annual operating plan. The compensation committee set the minimum, reduced, target, and maximum performance levels for the corporate performance measures, which are consistent with the goals for projected performance for the Company for the year under our annual operating plan, as follows:

Performance Measure	Minimum Performance Level		Reduced Performance Level		Target Performance Level	Maximum Performance Level
Revenue	≤$	182,700,000	≥$	205,600,000	$228,400,000	≥$	239,800,000
Non-GAAP Operating Income (Loss)	≥$	(50,900,000)	≤$	(44,900,000)	$(39,200,000)	≤$	(36,300,000)
The compensation committee determined that no annual cash incentive would be earned with respect to a metric for performance below the minimum level set forth above. Performance between these points would be determined using straight-line interpolation. The compensation committee would then take the average performance level (given the equal weighting) and multiply the result by the target opportunity to determine the amount actually earned.
To reflect the potential effect on the Company’s financial results of a significant transaction that could have occurred during 2022, the compensation committee established an alternative cash incentive opportunity for 2022. This alternative cash incentive provided an opportunity for our executive officers to earn varying amounts based on achievement of certain milestones and measures related to the potential transaction, including the execution of a sales and purchase agreement, the closing of the transaction and the value of the transaction. Because the potential transaction did not occur during 2022, this alternative cash incentive opportunity did not result in any amounts being earned by our executive officers for 2022.
2022 Actual Performance and Resulting Payments
In February 2023, the compensation committee determined that for 2022 we generated GAAP revenue of $222.8 million and non-GAAP operating loss of $32.4 million, resulting in payments at approximately 106.40% of the target awards.
The dollar amounts for the target cash bonus opportunity as compared to the amounts earned are as follows:
Named Executive Officer	Target Cash Bonus Opportunity	Actual Cash Bonus Earned	Actual as Percentage of Target
Chih-Hsiang (Thompson) Lin	$552,740	$588,113	106.40%
Stefan J. Murry	$182,138	$193,794	106.40%
Hung-Lun (Fred) Chang	$167,084	$177,777	106.40%
Shu-Hua (Joshua) Yeh	$182,310	$193,977	106.40%(1)
David C. Kuo	$122,607	$130,453	106.40%

(1)
Amounts for Mr. Yeh are paid in NTD and RMB.

Equity Incentive Compensation
We use equity incentive compensation to attract and retain our talent, to motivate them to achieve our corporate goals and to align their financial incentives with stockholder returns.
Awards for 2022 Performance
In 2022 the compensation committee granted awards of restricted stock units to the named executive officers, 50% of which vest quarterly over 4-year period based on continued service and the remaining 50% are earned with respect to a variable number of shares (between 0 and 200% of the target number of shares) based on the Company’s achievement of preset performance goals. The performance-vesting restricted stock units granted in 2022 will vest 50% based on achievement of specified levels of relative total stockholder return, or TSR, and 50% based on achievement of specified stock price hurdle for a three-year performance period ending April 29, 2025.

In June 2022 the compensation committee approved the amounts for awards of restricted stock units to be granted to the named executive officers pursuant to this approach as follows:
Named Executive Officer	Time-Vesting Restricted Stock Units*	Target Amount Performance-Vesting Restricted Stock Units*	Total Value at Target Performance
Chih-Hsiang (Thompson) Lin	$1,000,000	$1,000,000	$2,000,000
Stefan J. Murry	$350,000	$350,000	$700,000
Hung-Lun (Fred) Chang	$320,000	$320,000	$640,000
Shu-Hua (Joshua) Yeh	$320,000	$320,000	$640,000
David C. Kuo	$200,000	$200,000	$400,000

*
Value was converted to number of shares based on average closing price for prior 30 trading-days.

The compensation committee granted these restricted stock units to the named executive officers under the 2021 Equity Incentive Plan immediately following stockholder approval at the 2022 annual shareholders meeting of the amendment to the 2021 Equity Incentive Plan to increase the number of shares issuable pursuant to the 2021 Equity Incentive Plan. The number of shares and grant date fair values for these awards are disclosed in the Summary Compensation table and 2022 Grant of Plan-Based Awards table below.
Welfare and Health Benefits
Our named executive officers are eligible to participate in our broad-based health and welfare programs on the same terms as our non-executive employees. These benefits include medical, vision and dental benefits, life insurance benefits, and short-term and long-term disability insurance. Our executive officers are eligible to participate in the same life insurance program as is offered to our employees at or above the level of deputy director. In addition, we maintain a Section 401(k) savings plan that permits our employees, including our executive officers, with the opportunity to save for retirement on a tax-advantaged basis. All participant interests in their contributions are fully vested when contributed. In structuring these benefit programs, we seek to provide an aggregate level of benefits that are comparable to those provided by similar companies.
Perquisites and Other Personal Benefits
We generally do not provide perquisites to our executive officers, except where we believe it is appropriate to assist an individual in the performance of his or her duties, to make our executive officers more efficient and effective and for recruitment and retention purposes. During 2022, we provided our CEO, Dr. Lin, with the use of a company-leased automobile and we provided Mr. Yeh with a housing allowance for an apartment in Ningbo, China, given his responsibilities for managing operations in both China and Taiwan.
Employment Agreements & Post-Employment Compensation
We have entered into written agreements providing for at will employment with our CEO and each of our other named executive officers. These employment agreements provided for their initial base salary and target bonus opportunity, as well as severance eligibility in the event of qualifying terminations of employment, including a termination of employment following a change of control of the Company (a so-called “double-trigger” arrangement).
In the case of the acceleration of vesting of outstanding equity awards, we use this double-trigger arrangement to protect against the loss of retention value following a change of control of the Company and to avoid windfalls, both of which could occur if vesting of either equity or cash-based awards accelerated automatically as a result of the transaction.
We believe that having in place reasonable severance rights, particularly for terminations in connection with a change of control, allow us to attract and retain highly qualified executive officers, permit those officers to focus on the best interests of the Company without undue concern for their own financial position in a change of control, and reduce conflict at the time of a termination through a pre-negotiated package conditioned on signing a release of claims.

For detailed descriptions of the post-employment compensation arrangements we maintained with our named executive officers for 2022, as well as an estimate of the potential payments and benefits payable under these arrangements, see “Potential Payments Upon Termination or Change of Control” below.
Other Compensation Policies and Practices
Policies on Hedging and Pledging
Our insider trading policy prohibits hedging and pledging of our equity securities by our employees, including our executive officer, and the non-employee members of the Board, including specifically as follows:
•
Short-sales of our equity securities, as well as transactions in puts, calls, or other derivative securities involving our common stock, on an exchange or in any other organized market, by our employees, including our executive officers, and the non-employee members of the Board are prohibited;

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Hedging or monetization transactions involving our equity securities, such as zero-cost collars and forward sale contracts, by our employees, including our executive officers, and the non-employee members of the Board are prohibited; and

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Holding our equity securities in a margin account or pledging our securities as collateral for a loan by our employees, including our executive officers, and the non-employee members of the Board are prohibited.

Clawback Policy
We endeavor to make a substantial portion of our executive officers’ compensation dependent on our overall financial performance. We have a clawback policy in which we may seek the recovery or forfeiture of incentive compensation paid by us, including cash, equity or equity-based compensation in the event we restate our financial statements under certain circumstances. The clawback policy applies to our Section 16 officers, any employee who was eligible to receive incentive compensation and whose conduct contributed to the need for a restatement and any other former Section 16 officer or other employee who contributed to the need for a restatement.
Stock Ownership Guidelines
To further align the interests of senior management and stockholders, we adopted stock ownership guidelines in 2018 that require our executive officers and non-employee directors to own minimum amounts of the Company’s common stock. The minimum levels of stock ownership for our executive officers are as follows:
Officer Level	Ownership Guideline
Chief Executive Officer	5x annual base salary
Chief Financial Officer	2x annual base salary
Senior Vice President	2x annual base salary
Vice President	1x annual base salary
Directors who are not also executive officers of the Company are required to hold shares of the Company’s common stock with a value equal to three times the amount of the annual retainer paid to directors. Stock ownership levels must be achieved by each executive officer and director within five years of the adoption of the guidelines or within five years of the individual’s first appointment as an executive officer or director, as applicable, whichever is later. Until the applicable stock ownership guideline is achieved, individuals are encouraged to retain an amount equal to 50% of the net shares obtained through the Company’s stock incentive plans. Stock that counts toward satisfaction of the guidelines includes: (i) shares of common stock owned directly by the executive officer or director; (ii) shares of common stock owned indirectly by the executive officer or director (e.g., by a spouse or other immediate family member residing in the same household or a trust for the benefit of the executive officer or director or his or her family), whether held individually or jointly; (iii) shares of common stock held under the Company’s employee stock purchase plan; (iv) shares granted under the Company’s long-term incentive plans; (v) shares represented by amounts invested in the Company’s 401(k) plan; and (vi) shares purchased in the open market. As of the date of this filing all of our executive officers and directors are still within the five year transition period for the guidelines.
Tax and Accounting Considerations
Deductibility of Executive Compensation.   Section 162(m) of the IR Code places restrictions on the deductibility of executive compensation paid by public companies. In 2022, the tax deductibility of our executive compensation was not a material factor in our compensation committee’s deliberations.
Accounting for Stock-Based Compensation.   We follow the Financial Accounting Standard Board’s Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”) for our stock-based compensation awards. In 2022, the accounting consequences of our executive compensation was not a material factor in our compensation committee’s deliberations.

2022 Summary Compensation Table
The following table presents summary information regarding the total compensation awarded to, earned by, and paid to our named executive officers for services rendered during the fiscal years ended December 31, 2022, 2021 and 2020, as applicable for the years that the individuals were deemed to be named executive officers.
Name and Principal Position	Year	Salary(1)(6)	Bonus(2)	Stock Awards(3)	Non-Equity Incentive Plan Compensation(4)	All Other Compensation(5)(6)	Total
Chih-Hsiang (Thompson) Lin President and Chief Executive Officer	2022	$585,692	—	$949,776	$588,113	$32,277	$2,155,857
	2021	$570,370	—	$2,915,291	$146,987	$26,359	$3,659,008
	2020	$571,225	—	$1,595,332	$282,356	$27,358	$2,476,271
Stefan J. Murry Chief Financial Officer and Chief Strategy Officer	2022	$385,992	—	$332,422	$193,794	$10,682	$922,889
	2021	$373,160	—	$1,020,336	$48,438	$11,414	$1,453,348
	2020	$375,131	—	$526,459	$101,494	$10,505	$1,013,589
Hung-Lun (Fred) Chang Senior Vice President and North America General Manager	2022	$343,485	—	$303,926	$177,777	$10,364	$835,552
	2021	$342,945	—	$932,892	$44,432	$11,109	$1,331,378
	2020	$337,430	$2,793	$525,818	$93,111	$10,213	$969,365
Shu-Hua (Joshua) Yeh(7) Senior Vice President and Asia General Manager	2022	$364,698	—	$303,926	$193,977	$19,233	$881,834
	2021	$354,057	—	$932,892	$44,501	$19,537	$1,350,987
	2020	$338,582	$5,891	$541,130	$98,178	$19,162	$1,002,943
David C. Kuo Vice President, General Counsel, Chief Compliance Officer and Secretary	2022	$253,583	—	$189,952	$130,453	$9,848	$583,836
	2021	$244,658	—	$583,049	$31,827	$10,615	$870,149
	2020	$221,067	$1,588	$328,632	$52,935	$9,741	$613,962

(1)
Includes amounts earned but deferred at the election of the named executive officers under our 401(k) plan established under Section 401(k) of the Internal Revenue Code of 1986, as amended. Includes the following amounts paid in the year indicated for unused Paid Time Off: Dr. Lin — $32,952 (2022), $31,111 (2021) and $35,239 (2020); Dr. Murry — $21,717 (2022), $17,770 (2021) and $21,897 (2020); Dr. Chang — $9,318 (2022), $16,928 (2021) and $13,391 (2020); and Mr. Kuo — $8,370 (2022) and $11,121 (2021).

(2)
Amounts in this column reflect discretionary cash bonuses awarded by the compensation committee following its performance review of each named executive officer, which, for 2020, are in addition to the amounts earned pursuant to the annual cash incentive plan.

(3)
Amounts for 2022 consist of the aggregate grant date fair value of the time-based restricted stock units plus the performance-based restricted stock units assuming target performance, both as granted by the compensation committee in June 2022 (aggregate grant fair value assuming maximum performance: Dr. Lin — $1,504,462; Dr. Murry — $526,563; Dr. Chang — $481,427; Mr. Yeh — $481,427; and Mr. Kuo — $300,890). Amounts for 2021 consist of the aggregate grant date fair value of the time-based restricted stock units plus the performance-based restricted stock units assuming target performance, both as granted by the compensation committee in June 2021 (aggregate grant date fair value assuming maximum performance: Dr. Lin — $4,719,333; Dr. Murry — $1,651,755; Dr. Chang — $1,510,185; Mr. Yeh — $1,510,185; and Mr. Kuo — $943,852). Amounts for 2020 consist of the grant date fair value of restricted stock units granted by the compensation committee in June 2021 in settlement of the long-term incentive awards approved by the compensation committee in June 2020 that were denominated in dollars, but settled in restricted stock units following achievement of the annual performance goals (grant date fair value assuming maximum performance: Dr. Lin — $1,955,063; Dr. Murry — $645,168; Dr. Chang — $625,619; Mr. Yeh — $625,619; and Mr. Kuo — $391,006). The amounts included for restricted stock units granted in 2022, 2021 and 2020 represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, disregarding the estimate of time-based forfeitures.

The assumptions used in calculating the grant date fair value of the restricted stock units are reported in Note B to the consolidated financial statements included in the Annual Report. The amounts reported in this column do not correspond to the actual economic value that may be received by the named executive officers for the restricted stock units. See the “Grants of Plan-Based Awards” table below for additional information.
(4)
Amounts in this column for 2022, 2021 and 2020 reflect amounts earned pursuant to our annual cash incentive plan based on the Company’s achievement of performance metrics and targets established by the compensation committee. The performance metrics and targets for these awards are described in the section titled “Compensation Discussion and Analysis” above.

(5)
Includes life insurance premiums paid by us for the benefit of the named executive officers and the Company’s 401(k) matching contributions and mandatory foreign pension contribution made by the Company on behalf of the executive officers. The 401(k) matching contributions for each executive in the 2022 year were as follows: for each of Dr. Lin, Dr. Murry, Dr. Chang and Mr. Kuo $8,550. The foreign pension contribution made by the Company on behalf of Mr. Yeh was $3,888. In addition, the cost of personal use of a Company provided car is included for Dr. Lin, with the amount determined based on the cost of the lease of the corporate car related to the proportion of mileage the car was driven for non-business trips, which for 2022 was $20,400. Mr. Yeh also received housing in Ningbo, China worth $12,303 during 2022.

(6)
The amounts reported for 2021 and 2020 have been restated to conform to the 2022 disclosure methodology.

(7)
The amounts shown for Mr. Yeh for 2022 have been converted from NTD (New Taiwan dollars) and RMB (Chinese Yuan Renminbi), as applicable, to USD (United States dollars), using the exchange rate on December 30, 2022, which was 30.64 NTD = $1 USD and 6.90 RMB = $1 USD, respectively. The amounts shown for Mr. Yeh for 2021 have been converted from NTD (New Taiwan dollars) and RMB (Chinese Yuan Renminbi), as applicable, to USD (United States dollars), using the exchange rate on December 31, 2021, which was 27.72 NTD = $1 USD and 6.36 RMB = $1 USD, respectively. The amounts shown for Mr. Yeh for 2020 have been converted from NTD (New Taiwan dollars) and RMB (Chinese Yuan Renminbi), as applicable, to USD (United States dollars), using the exchange rate on December 31, 2020, which was 28.09 NTD = $1 USD and 6.53 RMB = $1 USD, respectively.

2022 Grants of Plan-Based Awards
The following table presents information about grants of plan-based awards made to our named executive officers during the year ended December 31, 2022:
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)(2)				Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Named Executive Officer	Grant Date	Minimum ($)	Reduced ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Chih-Hsiang (Thompson) Lin		0	276,370	552,740	690,925
	June 27, 2022								223,214(5)	$395,089
	June 27, 2022					55,803	223,214	446,428		$554,688
Stefan J. Murry		0	91,069	182,138	227,672
	June 27, 2022								78,125(5)	$138,281
	June 27, 2022					19,531	78,125	156,250		$194,141
Hung-Lun (Fred) Chang		0	83,542	167,084	208,855
	June 27, 2022								71,428(5)	$126,428
	June 27, 2022					17,857	71,428	142,857		$177,500
Shu-Hua (Joshua) Yeh		0	91,155	182,310	227,888
	June 27, 2022								71,428(5)	$126,428
	June 27, 2022					17,857	71,428	142,857		$177,500
David C. Kuo		0	61,303	122,607	153,258
	June 27, 2022								44,642(5)	$79,016
	June 27, 2022					11,160	44,642	89,285		$110,938

(1)
Amounts in these columns reflect cash bonus amounts that each named executive officer could have potentially earned under the annual cash incentive program for performance in 2022, based on the Company’s achievement of corporate performance metrics established by the compensation committee. For a description of the 2022 Cash Incentive Plan, see the section titled “Compensation Discussion and Analysis” above, and for a description of the cash bonus amounts that were earned and awarded under the annual cash incentive program, see the “Summary Compensation Table” above.

(2)
The compensation committee selected GAAP revenue and non-GAAP operating loss as the performance metrics for purposes of the cash incentive plan. See the section titled “Compensation Discussion and Analysis” above for how these metrics are defined.

(3)
Amounts reflect awards of performance-based restricted stock units that will vest following the end of a three-year performance period based on achievement of stock price appreciation and relative TSR performance goals.

(4)
Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, disregarding the estimate of time-based forfeitures. The grant date fair value of the performance-based restricted stock units is based on the target number of shares.

(5)
Amounts reflect awards of time-based restricted stock units that will vest quarterly over a 4-year period commencing on January 21, 2022.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
For a more detailed discussion of the compensation included in the Summary Compensation Table and the Grants of Plan-Based Awards table, please see the section titled “Compensation Discussion and Analysis” above.
Cash Bonuses
Each named executive officer is eligible to earn an annual performance-based cash incentive based on achievement of Company goals, determined by our compensation committee at the beginning of each year. See the section entitled “Compensation Discussion and Analysis” above for the material terms of the 2022 program.
Equity-based compensation
Restricted stock units granted in 2021 and 2022 were granted pursuant to the Company’s 2021 Equity Incentive Plan, while restricted stock units granted in 2019 and 2020 were granted under the Company’s 2013 Equity Incentive Plan. Each restricted stock unit represents the right to receive one share of common stock upon vesting. Such restricted stock units may be subject to acceleration in the event of our change of control (if not assumed or replaced) or the executive officer’s termination without cause, resignation for good reason, death or disability.

Outstanding Equity Awards at 2022 Fiscal Year-End
The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2022.
Name	Grant Year	Option Awards				Stock Awards
		Number of Shares Underlying Unexercised Options		Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
		Exercisable	Unexercisable
Chih-Hsiang (Thompson) Lin	2013	135,348(2)	—	$9.96	9/26/2023	—	—	—	—
	2014	30,000(2)	—	$13.84	1/28/2024	—	—	—	—
	2019	—	—	—	—	5,000	$9,450	—	—
	2020	—	—	—	—	58,350	$110,282	—	—
	2021	—	—	—	—	86,916	$164,271	—	—
	2021	—	—	—	—	102,091	$192,952	—	—
	2021	—	—	—	—	—	—	126,422	$238,938
	2022	—	—	—	—	181,362	$342,774
	2022	—	—	—	—	—	—	223,214	$421,874
Stefan J. Murry	2013	11,000(2)	—	$9.96	9/26/2023	—	—	—	—
	2014	5,000(2)	—	$13.84	1/28/2024	—	—	—	—
	2019	—	—	—	—	959	$1,813	—	—
	2020	—	—	—	—	20,423	$38,599	—	—
	2021	—	—	—	—	30,420	$57,494	—	—
	2021	—	—	—	—	33,690	$63,674	—	—
	2021	—	—	—	—	—	—	44,247	$83,627
	2022	—	—	—	—	63,477	$119,972	—	—
	2022	—	—	—	—	—	—	78,125	$147,656
Hung-Lun (Fred) Chang	2013	1,125(2)	—	$9.96	9/26/2023	—	—	—	—
	2014	1,100(2)	—	$13.84	1/28/2024	—	—	—	—
	2019	—	—	—	—	900	$1,701	—	—
	2020	—	—	—	—	18,478	$34,923	—	—
	2021	—	—	—	—	27,813	$52,567	—	—
	2021	—	—	—	—	33,649	$63,597	—	—
	2021	—	—	—	—	—	—	40,455	$76,460
	2022	—	—	—	—	58,036	$109,688	—	—
	2022	—	—	—	—	—	—	71,428	$134,999
Shu-Hua (Joshua) Yeh	2013	5,000(1)	—	$7.50	1/18/2023	—	—	—	—
	2013	12,000(2)	—	$9.96	9/26/2023	—	—	—	—
	2014	5,000(2)	—	$13.84	1/28/2024	—	—	—	—
	2019	—	—	—	—	959	$1,813	—	—
	2020	—	—	—	—	19,586	$37,018	—	—
	2021	—	—	—	—	27,813	$52,567	—	—
	2021	—	—	—	—	34,629	$65,449	—	—
	2021	—	—	—	—	—	—	40,455	$76,460
	2022	—	—	—	—	58,036	$109,688	—	—
	2022	—	—	—	—	—	—	71,428	$134,999

Name	Grant Year	Option Awards				Stock Awards
		Number of Shares Underlying Unexercised Options		Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
		Exercisable	Unexercisable
David C. Kuo	2019	—	—	—	—	533	$1,007	—	—
	2020	—	—	—	—	12,020	$22,718	—	—
	2021	—	—	—	—	17,383	$32,854	—	—
	2021	—	—	—	—	21,031	$39,749	—	—
	2021	—	—	—	—	—	—	25,284	$47,787
	2022	—	—	—	—	36,272	$68,554	—	—
	2022	—	—	—	—	—	—	44,642	$84,373

(1)
The amounts reported reflect shares of common stock underlying stock options granted in the specified calendar year under our 2006 Incentive Share Plan. The stock options vested over a four-year period.

(2)
The amounts reported reflect shares of common stock underlying stock options granted in the specified calendar year under our 2013 Equity Incentive Plan (the “2013 Plan”). The stock options vested over a four-year period.

(3)
The amounts reported reflect restricted stock units granted in the specified calendar year under our 2013 Plan through 2020, and under our 2021 Equity Incentive Plan (the “2021 Plan”) starting in 2021, including restricted stock units granted in 2019, 2020, 2021 and 2022 in settlement of the awards approved by the compensation committee in the prior year that were denominated in dollars and to be settled in restricted stock units following achievement of the annual performance goals. The restricted stock units vest in substantially equal installments each quarter over a four-year period commencing in January of the specified calendar year, subject to continued service through each applicable vesting date.

(4)
The market value of the stock awards was calculated using the closing price of our common stock on December 30, 2022 (the last trading day of 2022) of $1.89.

(5)
The amounts reported reflect performance-vesting restricted stock units granted in the specified calendar year under our 2021 Plan based on achieving target performance goals, which would result in 100% of the subject shares vesting.

2022 Option Exercises and Stock Vested
The following table sets forth information regarding stock awards that vested for each of our named executive officers during 2022. No stock options were exercised during 2022.
Named Executive Officer	Stock Awards
	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Chih-Hsiang (Thompson) Lin	192,634	$541,114
Stefan J. Murry	62,226	$173,467
Hung-Lun (Fred) Chang	58,275	$162,715
Shu-Hua (Joshua) Yeh	59,896	$167,391
David C. Kuo	36,581	$102,049

(1)
The value realized on vesting of stock awards was calculated using the closing price of our common stock on the applicable vesting date for each award.

Potential Payments Upon Termination and Change of Control
The following discussion reflects the payments and benefits that each of the named executive officers would have been eligible to receive in the event of certain terminations, assuming that each such termination occurred on December 30, 2022.
Employment Agreements
We maintain employment agreements with Dr. Lin, Dr. Murry, Dr. Chang, Mr. Yeh and Mr. Kuo. The employment agreement with Dr. Lin provides that, if our Board terminates his employment for any reason other than Cause or if he resigns for Good Reason outside of the Change of Control Period, each as defined below, he will be entitled to receive (i) a payment equal to one year’s base salary as in effect immediately prior to termination, (ii) a payment equal to his full target bonus as in effect immediately prior to termination and (iii) $15,000, (which may be used for benefit continuation under COBRA or for any other purpose), which amounts will be paid periodically in installments over the 12 months following his separation from service. The employment agreements with Dr. Murry, Dr. Chang, Mr. Yeh and Mr. Kuo, each provide that, if our Board terminates his employment for any reason other than Cause or if he resigns for Good Reason outside of the Change of Control Period (as defined below), he will be entitled to receive (i) a payment equal fifty percent (50%) of base salary as in effect immediately prior to termination, (ii) a payment equal to fifty percent (50%) of his full target bonus as in effect immediately prior to termination and (iii) $15,000, (which may be used for benefit continuation under COBRA or for any other purpose). The severance benefits that may arise as a result of a termination prior to a Change of Control will be paid in a lump sum.
Dr. Lin, Dr. Murry, Dr. Chang, Mr. Yeh and Mr. Kuo, each have provisions in their employment agreements that provide for “double-trigger” severance. Specifically, if, within the Change of Control Period, the executive’s employment is terminated by the executive for Good Reason or by our Company other than for Cause, then in lieu of the severance benefits described in the preceding paragraph, the executive will be entitled to receive the following: (i) a lump sum payment equal to one year’s base salary as in effect immediately prior to termination; (ii) a lump sum payment equal to his full target bonus as in effect immediately prior to termination; (iii) $10,000 ($15,000 for Dr. Murry, Dr. Chang, Mr. Yeh and Mr. Kuo) which may be used for benefit continuation under COBRA or for any other purpose and (iv) accelerated vesting of the executive’s awards granted under any incentive share plan or equity incentive plan of the Company, with all vested options becoming exercisable for an extended period following termination of employment. For Dr. Murry, Dr. Chang, Mr. Yeh and Mr. Kuo, the severance benefits that may arise as a result of termination during the Change of Control Period will be paid in a lump sum. For Dr. Lin, the severance benefits that may arise as a result of termination within one year following a Change of Control will be paid in a lump sum. Additionally, Dr. Lin’s employment agreement provides him with a potential tax gross-up payment to make him whole for any excise taxes that he would owe resulting from the application of the excise tax provisions under Section 280G of the Internal Revenue Code of 1986. None of the other employment agreements with our executive officers provide any right to a tax gross-up.
To receive the severance benefits described above, each executive must execute a release agreement in favor of the Company and its affiliates, which will include a reasonable agreement to cooperate for a period of six months following the employment termination date and a mutual non-disparagement clause. In consideration of the severance benefits described above, each executive has also agreed to be subject to a non-compete provision for a period of 12 months following his separation from service and to maintain the confidentiality of Company information.
Each employment agreement generally defines “Cause” as, following written notice to the executive and the executive’s failure to cure such occurrence(s): (i) conviction or plea of nolo contendere to any felony offense or to a crime of moral turpitude; (ii) commission of willful misconduct or violation of law in connection with the performance of his duties, including (a) misappropriation of funds or property, (b) attempting to secure personally any profit in connection with any transaction entered into on behalf of our Company, or (c) making any material misrepresentation to our Board, our Company or its affiliates; (iii) material violation or failure to comply with our Company policy; (iv) material breach of the employment agreement; or (v) the willful and continued failure or neglect to substantially perform his duties with our Company. “Good Reason” is defined to include: (i) the executive’s assignment to duties inconsistent with his position or title; (ii) reduction in his base compensation, except as part of an overall cost reduction program that affects all senior executives and does not disproportionately affect the executive; (iii) any purported termination of the executive by our Company other than for disability or Cause or a voluntary resignation initiated by the executive, except for a voluntary termination for Good Reason; (iv) failure of any successor entity to our Company to expressly assume the employment agreement; and (v) material breach by our Company of the agreement.
Each employment agreement generally provides that a “Change of Control” is deemed to occur if: (i) individuals who constitute the Board of our Company on the date of the employment agreement (“Incumbent Directors”) cease to constitute at least a majority of our Board; provided, that any individual whose election or nomination for election by the stockholders was approved by a majority of the then Incumbent Directors shall be considered an Incumbent Director, with certain exceptions; or (ii) the stockholders of our Company approve (1) any merger, consolidation or recapitalization of our Company or any sale of substantially all of its assets where (a) the stockholders of our Company prior to the transaction do not, immediately thereafter, own at least 51% of both the equity and voting power of the surviving entity or (b) the Incumbent Directors at the time of the approval of the transaction would not immediately thereafter constitute a majority of the Board of the surviving entity, or (2) any plan of liquidation or dissolution of our Company.
Under the employment agreements, the “Change of Control Period” means: with respect to Dr. Lin, one year after a Change of Control and with respect to Dr. Murry, Dr. Chang, Mr. Yeh and Mr. Kuo, within six months prior to a Change of Control or within one year after a Change of Control.
Restricted Stock Unit Awards
The time-based restricted stock unit awards we have granted to our named executive officers provide for full acceleration upon a named executive officer’s termination of employment due to death or disability, as well as on a termination without cause or resignation for good cause during the Change of Control Period. In addition, if the acquiring entity in a Change of Control refuses to assume or replace outstanding time-based awards of any plan participant, that participant’s awards will become fully vested.
The performance-based restricted stock unit awards we have granted to our named executive officers provide for different acceleration treatment based on the applicable performance goal. The portion of the awards that vests based on achievement of the relative TSR goal: upon termination of employment due to death or disability, will vest in full at the target level; for termination of employment in connection with a change of control, will vest following the end of the performance period with respect to the greater of actual or target performance (based on unreduced performance goals); for retirement, will vest following the end of the performance period with respect to a pro-rated amount based on actual performance; and upon other termination of employment, will be forfeited. The portion of the award that vests based on achievement of the stock price goal: upon termination of employment due to death or disability, will vest in full to the extent already earned; for termination of employment in connection with a change of control, will vest immediately to the extent already earned, and will vest following the end of the performance period to the extent earned at that time; for retirement, will vest following the end of the performance period to the extent earned; and upon other termination of employment, will be forfeited.
The following table reflects the payments and benefits that each of the named executive officers would have been eligible to receive in the event of certain terminations or a Change of Control, assuming that each such event occurred on December 30, 2022. The acceleration of equity awards was calculated using the closing price of our common stock on December 30, 2022 (the last trading day of 2022) of $1.89. Amounts that could actually become due upon any termination cannot be known with certainty until the event occurs.

Name and Principal Position	Termination Without Cause or Resignation For Good Reason, Outside of the Change of Control Period ($)(1)	Termination Without Cause or Resignation For Good Reason, Within the Change of Control Period ($)(2)	Termination Due to Death or Disability ($)(3)	Termination Due to Retirement ($)(4)	Change of Control - Awards Not Assumed ($)(5)
Chih-Hsiang (Thompson) Lin
Salary and Bonus	$1,105,480	$1,105,480	—	—	—
Other Cash Payments	$15,000	$10,000	—	—	—
Accelerated Equity	—	$1,480,541	$1,480,541	$443,653	$1,263,382
Tax Gross-Up	—	$43,830	—	—
Total	$1,120,480	$2,639,851	$1,480,541	$443,653	$1,263,382
Stefan J. Murry
Salary and Bonus	$273,207	$546,413	—	—	—
Other Cash Payments	$15,000	$15,000	—	—	—
Accelerated Equity	—	$512,834	$512,834	$155,277	$436,829
Total	$288,207	$1,074,247	$512,834	$155,277	$436,829
Hung-Lun (Fred) Chang
Salary and Bonus	$250,626	$501,251	—	—	—
Other Cash Payments	$15,000	$15,000	—	—	—
Accelerated Equity	—	$473,936	$473,936	$141,969	$404,444
Total	$265,626	$990,187	$473,936	$141,969	$404,444
Shu-Hua (Joshua) Yeh
Salary and Bonus	$273,504	$547,008	—	—	—
Other Cash Payments	$15,000	$15,000	—	—	—
Accelerated Equity	—	$477,993	$477,993	$141,969	$408,502
Total	$288,504	$1,040,001	$477,993	$141,969	$408,502
David C. Kuo
Salary and Bonus	$183,910	$367,820	—	—	—
Other Cash Payments	$15,000	$15,000	—	—	—
Accelerated Equity	—	$297,043	$297,043	$88,730	$253,612
Total	$198,910	$679,863	$297,043	$88,730	$253,612

(1)
Amounts shown in this column reflect the payments and benefits that the named executive officers would have been eligible to receive in the event of a termination without Cause or resignation for Good Reason on December 30, 2022 assuming that such date was not during the Change of Control Period.

(2)
Amounts shown in this column reflect the payments and benefits that the named executive officers would have been eligible to receive in the event of a termination without Cause or resignation for Good Reason on December 30, 2022 assuming that such date was during the Change of Control Period, which (1) with respect to Dr. Lin, means one year after a Change of Control and (2) with respect to Dr. Murry, Dr. Chang, Mr. Yeh and Mr. Kuo, means within six months prior to a Change of Control or within one year after a Change of Control. Amounts in this column assume that performance-vesting restricted stock units will vest at the target level for the portion subject to the 2021 stock price goals.

(3)
Amounts shown in this column reflect the payments and benefits that the named executive officers would have been eligible to receive in the event of a termination due to death or disability on December 30, 2022, assuming that time-based restricted stock units vested in full (for death or disability) and assuming that performance-vesting restricted stock units will vest at the target level for the portion subject to the relative TSR performance goal and for the portion subject to the 2021 stock price goals.

(4)
Amounts shown in this column reflect the payments and benefits that the named executive officers would have been eligible to receive in the event of retirement on December 30, 2022, assuming that performance-vesting restricted stock units will vest at the target level for the portion subject to the relative TSR performance goal and for the portion subject to the 2021 stock price goals.

(5)
Amounts shown in this column reflect the payments and benefits that the named executive officers would have been eligible to receive in the event of a Change of Control transaction in which the successor company refused to assume or replace outstanding awards, resulting in the vesting in full of time-vesting restricted stock units and vesting of a prorated portion of performance-vesting restricted stock units based on actual results measured against the performance goals as of December 30, 2022.The amounts shown assume performance-vesting restricted stock units will vest at target for the portion subject to the relative TSR performance goal and for the portion subject to the 2021 stock price goals.

CEO Pay-Ratio Disclosure
Pursuant to the Exchange Act, we are required to disclose the ratio of the total annual compensation of our CEO to the total compensation for the median employee of all of our employees (excluding our CEO). Based on SEC rules for this disclosure and applying the methodology described below, we have determined that our CEO’s total compensation for fiscal 2022 was $2,155,857, and the total compensation for the median employee of all of our employees (excluding our CEO) for fiscal 2022 was $23,538.
Based on these amounts, we estimate the ratio of our CEO’s total compensation for fiscal 2022 to the total compensation for the median employee of all of our employees (excluding our CEO) for fiscal 2022 to be 92 to 1.
We selected December 31, 2022, which is the last day of the Company’s 2022 fiscal year, as the date we would use to identify our median employee. To find the median employee of all our employees (excluding our CEO), we used the employee’s compensation from our payroll records; compensation includes base salary, bonus and restricted stock unit grants. In making our determination, we did not annualize the base compensation for those employees who did not work for the Company for the entire fiscal year and did not annualize the base compensation of seasonal or temporary employees. We also did not make any cost-of-living adjustments in identifying the median employee. We used the December 30, 2022 exchange rates of 6.90 RMB to 1 USD and 30.64 NTD to 1 USD for our calculations.
In evaluating our CEO pay-ratio for fiscal 2022, we believe stockholders should take into account that approximately 81.68% of our employees as of December 31, 2022 were employed by us in our facilities in China and Taiwan (including the median employee whose compensation was used to calculate the CEO pay-ratio as described above). If we included only our employees based in the U.S. in this analysis, we estimate the total compensation for the median employee of all our U.S. employees for fiscal 2022 would be $61,218 and the ratio of our CEO’s total compensation for fiscal 2022 to the total compensation for the median employee of all our U.S. employees (excluding our CEO) for fiscal 2022 would be 35 to 1.
This pay ratio is an estimate calculated in a manner consistent with SEC rules based on the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
Pay vs. Performance
In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and Non-PEO NEOs and Company performance for the fiscal years listed below. The compensation committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.
Year	Summary Compensation Table Total for Chih-Hsiang (Thompson) Lin(1) ($)	Compensation Actually Paid to Chih-Hsiang (Thompson) Lin(1)(2)(3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(1) ($)	Average Compensation Actually Paid to Non-PEO NEOs(1)(2)(3) ($)	Value of Initial Fixed $100 Investment based on:(4)	Net Income ($ Thousands)
					TSR ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2022	2,155,857	455,784	806,028	306,444	22.21	(66,397)
2021	3,627,897	2,694,445	1,239,432	976,788	60.40	(54,162)

(1)
Chih-Hsiang (Thompson) Lin was our PEO for each year presented. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2021 – 2022
Stefan J. Murry
Hung-Lun (Fred) Chang
Shu-Hua (Joshua) Yeh
David C. Kuo

(2)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

(3)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards column are the totals from the Stock Awards column set forth in the Summary Compensation Table.

(4)
Assumes $100 was invested in the Company for the period starting December 31, 2020, through the end of the listed year. Historical stock performance is not necessarily indicative of future stock performance.

Year	Summary Compensation Table Total for Chih- Hsiang (Thompson) Lin ($)	Exclusion of Stock Awards for Chih-Hsiang (Thompson) Lin ($)	Inclusion of Equity Values for Chih-Hsiang (Thompson) Lin ($)	Compensation Actually Paid to Chih-Hsiang (Thompson) Lin ($)
2022	2,155,857	(949,776)	(750,297)	455,784
2021	3,627,897	(2,915,291)	1,981,839	2,694,445
Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards for Non- PEO NEOs ($)	Average Inclusion of Equity Values for Non- PEO NEOs ($)	Average Compensation Actually Paid to Non- PEO NEOs ($)
2022	806,028	(282,557)	(217,027)	306,444
2021	1,239,432	(867,292)	604,648	976,788
The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:
Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Chih-Hsiang (Thompson) Lin ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Chih- Hsiang (Thompson) Lin ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Chih-Hsiang (Thompson) Lin ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Chih-Hsiang (Thompson) Lin ($)	Total – Inclusion of Equity Values for Chih-Hsiang (Thompson) Lin ($)
2022	971,794	(1,471,585)	88,308	(338,814)	(750,297)
2021	2,106,831	(462,209)	331,884	5,333	1,981,839
Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Total – Average Inclusion of Equity Values for Non-PEO NEOs ($)
2022	289,108	(437,780)	26,271	(94,626)	(217,027)
2021	629,586	(125,328)	99,736	654	604,648

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the two most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Company TSR
Compensation Actually Paid ($ Millions)
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Company TSR (FYE 2020 Indexed to $100)
$120
$100
$80
$60
$40
$20
$0
100.00
2.7
60.40
1.0
22.21
0.5
0.3
2020
2021
2022
Fiscal Year
Chih-Hsiang (Thompson) Lin Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Applied Optoelectronics, Inc. TSR

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our net income during the two most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus Net Income
Compensation Actually Paid ($ Millions)
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Net Income ($ Thousands)
-50,000
-55,000
-60,000
-65,000
-70,000
-75,000
2.7
1.0
-54,162
0.5
0.3
-66,397
2021
2022
Fiscal Year
Chih-Hsiang (Thompson) Lin Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Applied Optoelectronics, Inc. Net Income

2022 Director Compensation
The table below sets forth, for each person who served as a non-employee director during 2022, information regarding compensation for service on our Board during 2022.
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
William H. Yeh	$64,016.67	$93,801.15	$157,817.82
Richard B. Black	$70,000.00	$93,801.15	$163,801.15
Min-Chu (Mike) Chen	$66,638.89	$93,801.15	$160,440.04
Cynthia (Cindy) DeLaney	$52,983.33	$93,801.15	$146,784.48
Che-Wei Lin	$52,000.00	$93,801.15	$145,801.15
Elizabeth Loboa	$53,361.11	$93,801.15	$147,162.26

(1)
Reflects the aggregate dollar amount of fees earned or paid in cash for services as a non-employee director, including committee membership fees, fees for serving as a committee chairperson, and board and committee meeting fees.

(2)
Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 of restricted stock unit awards granted in 2022. The assumptions used in calculating the grant date fair value of the restricted stock units are reported in Note B to the consolidated financial statements included in the Annual Report. The amounts reported in this column reflect the accounting cost for these restricted stock units and do not correspond to the actual economic value that may be received by the non-employee directors for the restricted stock units. As of December 31, 2022, each of the current non-employee directors held the following number of outstanding restricted stock units: Mr. Yeh, 26,498; Mr. Black, 26,498; Dr. Chen, 26,498; Ms. DeLaney, 26,498; Mr. Lin, 26,498 and Dr. Loboa, 26,498.

For the year ended December 31, 2022, each of our non-employee directors received an annual retainer equal to $45,000. Non-employee directors who served as members of our audit committee, our compensation committee or our nominating and corporate governance committee received an additional $10,000, $7,000 or $5,000 prorated annual retainer, respectively. Non-employee directors who served as the chairman of our audit committee, chairman of our compensation committee, and chairman of our nominating and corporate governance committee, received an additional $10,000, $8,000 and $5,000 prorated annual retainer, respectively, in addition to the annual retainer for committee membership described in the preceding sentence. The cash retainers were paid quarterly.
In addition, for 2022 each of our non-employee directors was awarded with a number of restricted stock units under the 2021 Plan calculated by dividing $115,000 by the prior 30-day average market closing price of our common stock on the date of grant. All restricted stock unit awards granted to our non-employee directors vest in equal monthly amounts over the first twelve months following the date of grant, subject to early termination in accordance with their terms. The grant of restricted stock unit awards was made following the election of directors at the annual meeting on June 3, 2022.
Directors were also reimbursed for out-of-pocket expenses incurred in the course of their service on the Board or its committees. Dr. Lin did not receive any compensation from the Company other than compensation received for serving as an executive officer of the Company.

PROPOSAL NO. 4
APPROVE THE AMENDMENT TO THE 2021 EQUITY INCENTIVE PLAN
The Board, upon the recommendation of the compensation committee, has adopted, and is asking our stockholders to approve, an amendment to the Company’s 2021 Equity Incentive Plan (the “2021 Plan”) to increase the number of shares available for issuance under the 2021 Plan by 2,800,000 shares.
Overview
The use of broad-based equity incentive programs such as those made available through the 2021 Plan forms an important component of the Company’s compensation and incentive philosophy. This philosophy emphasizes the alignment of compensation and incentives with stockholder interests, and using long-term equity incentives to make a greater portion of each individual’s compensation dependent upon Company performance as the level of individual employee responsibility increases.
As of March 31, 2023, we had 684,159 shares remaining available for grants of new awards under the 2021 Plan. The Board believes that attracting, retaining and rewarding directors, officers, other employees and persons who provide services to the Company and enabling such persons to acquire or increase a proprietary interest in the Company has been and will continue to be essential to our growth and success. If our stockholders do not approve the amendment to the 2021 Plan, we may not be able to attract, retain and reward those individuals who are critical to our success. The 2021 Plan enables us to continue to maintain a compensation program with different types of incentives for motivating such individuals and encouraging them to give their best efforts to us. The Board is also cognizant that the Company’s equity compensation programs have a dilutive effect on our stockholders, and continuously strives to balance this concern with our need to compete for talent using practices that are prevalent in the market, including equity grants. Accordingly, our Board believes that it is in the best interests of the Company to increase the total number of shares authorized for issuance under the 2021 Plan by 2,800,000 shares, which would give us greater flexibility to provide equity compensation to eligible recipients.
We are asking our stockholders to approve an additional 2,800,000 shares of common stock for issuance under the 2021 Plan. In addition to these newly authorized shares, any shares previously reserved and available for issuance, but not issued or subject to outstanding awards, under the 2021 Plan will remain available for issuance under the 2021 Plan, as will any shares that are subject to outstanding awards under the 2013 Plan or the 2021 Plan as of the effective date of the amendment to the 2021 Plan to the extent such awards are forfeited, cancelled or surrendered and such shares cease to be subject to such awards following the effective date of the amendment to the 2021 Plan, subject to certain limitations on the reuse of such shares.
Positive Plan Features
The 2021 Plan includes provisions aligned with equity plan governance best practices, including, among other provisions:
•
a prohibition on repricing of stock options or stock appreciation rights without stockholder approval;

•
no evergreen provision;

•
no payment of dividends or dividend equivalents on unearned awards;

•
no liberal definition of “change in control”;

•
a clawback policy for NEOs; and

•
a limitation on the value of compensation that may be awarded or granted to non-employee directors during any calendar-year.

As of March 31, 2023, 29,072,353 shares of our common stock were outstanding. On March 31, 2023, the closing price of our common stock on the Nasdaq Stock Exchange was $2.21.
Why Stockholders Should Vote to Approve the Amendment to the 2021 Plan
Enables Us to Compete in the Market for Talent.   There is significant competition for experienced and educated individuals with the skills necessary to execute our strategy and advance our business. Our success depends on such key employees. To compete in a competitive market for talent, we believe that it is important to offer competitive compensation packages that include equity and cash components. Equity compensation is an important part of our employment value proposition.
Incentivizes, Retains and Motivates Talent.   It is critical to our success that we incentivize, retain and motivate the best talent amidst a competitive labor market. Our equity-based compensation program has always been and will continue to be a key component in our ability to pay market-competitive compensation to our employees. We generally grant equity awards to key employees upon hire and on an annual basis thereafter, subject to satisfactory performance.
Aligns with Our Pay-for-Performance Compensation Philosophy.   We believe that equity-based compensation is fundamentally performance-based. As the value of our stock appreciates, our employees receive greater compensation at the same time that our stockholders are receiving a greater return on their investment. Conversely, if the stock price does not appreciate following the grant of an equity award, then our employees would receive lower compensation than intended under RSUs.
Aligns Employee and Director Interests with Stockholder Interests.   Providing our employees and non-employee directors with compensation in the form of equity directly aligns the interests of those employees and directors with the interests of our stockholders. If the proposed amendment to the 2021 Plan is approved by stockholders, we will be able to continue granting equity-based incentives that foster this alignment between our employees and non-employee directors and our stockholders.
Consistent with Stockholder Interests and Sound Corporate Governance.   As described in the preceding section, the 2021 Plan was purposefully designed to include features that we believe are consistent with the interests of our stockholders and sound corporate governance.
Information Regarding Overhang, Burn Rate, and Dilution
Our Board and compensation committee considered a number of factors in determining the number of additional shares to reserve for issuance under the 2021 Plan, including the number of shares remaining available under the 2021 Plan, our estimate of the number of shares needed for future awards and competitive data from relevant peer companies, and was mindful of a dilution analysis and our past share usage.
In analyzing the impact to our stockholders of utilizing equity as a means of compensation, we considered our overhang, our burn rate, and our potential dilution.
Overhang
The following table sets forth certain information about the 2021 Plan as of March 31, 2023:
Number of new shares proposed to be authorized under the 2021 Plan	2,800,000
Number of shares available for future awards under the 2021 Plan	684,159
Number of shares subject to outstanding awards of time-vesting restricted stock units	1,864,076
Number of shares subject to outstanding awards of performance-vesting restricted stock units (assuming target performance)	765,700
Number of shares subject to outstanding stock options	229,319
Weighted average remaining term of outstanding options	0.57 Years
Weighted average exercise price of outstanding options	$10.84
Total number of new shares available for future awards if this proposal is approved	3,484,159
Burn Rate
Gross burn rate provides a measure of how rapidly the Company is depleting its shares reserved for equity compensation awards, which we calculate by dividing the number of shares subject to equity awards granted during the year by the basic weighted average number of shares outstanding at year-end. Set forth below is a table that reflects our gross burn rate for the 2022, 2021 and 2020 calendar years, as well as an average over those years.
Calendar year	PSUs/RSUs granted	Basic weighted shares of common stock outstanding	Gross burn rate
2022	1,977,000	27,846,387	7.10%
2021	1,733,000	26,912,141	6.44%
2020	1,201,000	21,866,630	5.49%
Three-year average			6.34%
We have carefully managed our burn rate to limit the dilutive impact to our stockholders of equity compensation, and we will continue to do so.
Dilution
If the amendment to the 2021 Plan is approved, the Company’s total potential dilution from the shares available for issuance under its equity incentive plans would increase from 8.7% as of March 31, 2023 to 16.1%. Total potential dilution is calculated by dividing the outstanding shares by the sum of the outstanding shares and the additional shares available for issuance under the Company’s equity incentive plans (consisting of shares available for future awards and shares subject to outstanding awards). The compensation committee has considered this potential dilution level in the context of competitive data from its peer group, and believes that the resulting dilution levels would be within normal competitive ranges.
In addition to overall dilution, the compensation committee considered annual dilution (our annual net burn rate) from the Company’s equity incentive plans in approving the amendment to the 2021 Plan. The Company measures annual dilution as the total number of shares subject to equity awards granted during the year less cancellations and other shares returned to the reserve, divided by total common shares outstanding at the end of the year. The Company’s annual dilution (or annual net burn rate) under the 2021 Plan for 2022 was 6.56%.
Summary of the 2021 Plan
The principal features of the 2021 Plan, as amended, are summarized below. This summary does not contain all information about the 2021 Plan and does not purport to be a complete description. A copy of the complete text of the 2021 Plan is attached to this Proxy Statement as Appendix A, and the following description is qualified in its entirety by reference to Appendix A.
Purpose.   The purpose of the 2021 Plan is to attract, retain and motivate our employees, officers, directors and other individuals providing services to the Company and its affiliates by providing them the opportunity to acquire an equity interest in the Company and to align their interests and efforts with the long-term interests of the Company’s stockholders.
Administration.   The Board or the compensation committee is authorized to administer the 2021 Plan. The Board or the compensation committee may delegate concurrent administration of the 2021 Plan to other committees consisting of one or more members of our Board or to one or more officers in accordance with the 2021 Plan’s terms and any conditions established by our Board or compensation committee. The administrator is authorized to select the individuals to be granted awards and, subject to the terms of the 2021 Plan, to determine the types of awards to be granted, the number of shares subject to awards and the other terms, conditions and provisions of such awards. References to the administrator below are, as applicable, to our Board, the compensation committee, or any other committee or officers to whom authority to administer the 2021 Plan is delegated.
Eligibility.   Awards may be granted under the 2021 Plan to our employees, officers, directors and other independent contractors providing services to the Company or our affiliates. As of March 31, 2023, we had approximately 2,039 employees, including 5 executive officers, and 6 non-employee directors, all of whom are eligible to participate in the 2021 Plan. However, consistent with our prior practice, we do not intend to make grants to all such individuals.

Share Reserve.   The 2021 Plan authorizes the issuance of up to 8,147,762 shares of common stock. This includes up to 3,543,254 of the following shares available for issuance under the 2021 Plan (collectively, the “Remaining Plan Reserve Shares”) as of March 31, 2023:
•
authorized shares reserved and available for issuance, and not issued or subject to outstanding awards, under the 2021 Plan; as of March 31, 2023, 684,159 shares remain available for new grants under the 2021 Plan; and

•
shares subject to outstanding awards under the 2021 Plan or the Company’s 2013 Equity Incentive Plan (the “2013 Plan”) that was replaced by the 2021 Plan, to the extent such shares cease to be subject to such awards (other than by reason of exercise or settlement of the awards in vested or nonforfeitable shares); as of March 31, 2023, a total of 2,859,095 shares were subject to outstanding awards (including the target number of shares that could be issued pursuant to outstanding performance-vesting restricted stock units granted under the 2021 Plan). To the extent shares are issued upon exercise or settlement of outstanding awards under the 2021 Plan or the 2013 Plan, those shares will not become available again for grant under the 2021 Plan.

The following shares will be available again for issuance under the 2021 Plan:
•
shares subject to awards granted under the 2021 Plan that lapse, expire, terminate or are canceled prior to the issuance of the underlying shares, that are settled in cash in lieu of shares or that are subsequently forfeited to or repurchased by the Company at their original exercise or purchase price; and

•
shares subject to an award that is settled in cash or in another manner where some or all of the shares covered by the award are not issued.

The following shares will not be available again for issuance under the 2021 Plan:
•
shares tendered to or withheld by the Company to pay the exercise or purchase price of an Award or to satisfy any tax withholding obligation in connection with the exercise or settlement of an Award granted under the 2021 Plan or the 2013 Plan;

•
vested shares that have been issued under an Award and subsequently forfeited or reacquired by the Company; or

•
any shares of common stock repurchased by the Company on the open market with the proceeds of the exercise or purchase price of an Award.

Awards granted in assumption of or in substitution for awards previously granted by a company we acquire will not reduce the number of shares authorized for issuance under the 2021 Plan.
Adjustments.   If any change to our common stock occurs by reason of a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure that constitutes an equity restructuring transaction under applicable financial accounting rules and that results in the outstanding shares of common stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or any other company or new, different or additional securities of the Company or any other company being received by the holders of shares of common stock, the administrator will make proportional adjustments as it, in its sole discretion, deems appropriate, to the maximum number and kind of securities (a) available for issuance under the 2021 Plan, (b) issuable as incentive stock options, (c) issuable pursuant to the annual per-person limitations on awards (d) issuable to plan participants and non-employee directors and (e) subject to any outstanding award, including the per share price of such securities.
Types of Awards.   The 2021 Plan authorizes the grant of the following types of awards:
•
Restricted Stock, Restricted Stock Units and Other Stock Based Awards.   The administrator may grant awards of shares of stock, or awards denominated in units of stock. These awards may be made subject to repurchase or forfeiture restrictions at the administrator’s discretion. The restrictions may be based on continuous employment or service for a prescribed time period or the achievement of specified performance criteria, as determined by the administrator. Restricted stock units represents an unfunded, unsecured right to receive the value of one share of common stock for each unit subject to the award in cash, common stock or other securities on the date of vesting or settlement.
•
Performance Based Awards.   The administrator may grant awards subject to performance-based conditions. Performance awards may be payable in stock, cash or other property, or a combination, upon the attainment of performance criteria and other terms and conditions as established by the administrator.

•
Stock Options and Stock Appreciation Rights (“SARs”).   The administrator may grant either incentive stock options, which must comply with Code Section 422, or nonqualified stock options. Upon exercise, SARs are the right to receive payment per share in stock or cash, or in a combination of stock and cash, equal to the excess of the share’s fair market value on the date of exercise over its fair market value on the date the SAR was granted. Stock options and SARs are subject to the vesting terms prescribed by the administrator. The exercise price of stock options or SARs granted under the 2021 Plan must be at least equal to 100% of the fair market value of the underlying stock on the grant date, except in the case of options assumed or substituted for in acquisition transactions. Unless the administrator determines otherwise, fair market value means, as of a given date, the closing price of our stock. Stock options and SARs have a maximum term of 10 years from the grant date, subject to potential earlier termination following a participant’s termination of employment or service relationship with us.

•
Other Stock or Cash-Based Awards.   The administrator may grant other incentives payable in cash or in shares, subject to any other terms and conditions determined by the administrator and the 2021 Plan.

Performance Criteria.   Any awards granted under the 2021 Plan may be subject to the achievement of performance objectives determined based on Company-wide, divisional, business unit or individual basis and may include performance objectives measuring achievement in: earnings (including earnings per share or net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; financing; regulatory milestones; stockholder liquidity; corporate governance and compliance; environmental or climate impact; social good impact; intellectual property; personnel matters; progress of internal research; progress of partnered programs; partner satisfaction; budget management; partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; investor relations, analysts and communication; implementation or completion of projects or processes; employee retention; strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with respect to the marketing, distribution and sale of the Company’s products; supply chain achievements; co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the administrator. Performance goals may be established on an absolute basis or relative to the performance of other companies.
Limited Transferability.   Awards generally may not be transferred, except by will or the laws of descent and distribution, unless the instrument evidencing the award permits the participant to designate one or more beneficiaries or the administrator otherwise approves a transfer.
Limitations on Awards to Participants.   Under the 2021 Plan, no participant (excluding non-employee directors) may be granted (a) stock-settled awards with an aggregate grant date fair value (as calculated for the Company’s financial reporting purposes) of greater than $3,000,000 or (b) cash-settled Awards with an aggregate grant date fair value (as calculated for the Company’s financial reporting purposes) of greater than $3,000,000, in each case, increased to $4,000,000 in the calendar year in which the Participant first becomes an employee or independent contractor of the Company or a related company.

Limitations on Awards to Non-Employee Directors.   Under the 2021 Plan, each non-employee director may be (a) granted stock-settled awards with an aggregate grant date fair value (as calculated for the Company’s financial reporting purposes) up to $300,000, (b) granted cash-settled Awards with an aggregate grant date fair value (as calculated for the Company’s financial reporting purposes) of up to $300,000, in each case, increased to $400,000 in the calendar year in which the non-employee director is first appointed or elected to the Board, and (c) paid annual cash retainer fees of up to $150,000.
Prohibition on Repricing Stock Options and SARs.   The 2021 Plan provides that the Board or administrator will not have the right, without stockholder approval, to engage in a transaction that is commonly referred to as a “repricing” of outstanding stock options or SARs, including (a) reducing the exercise price of outstanding stock options or SARs with an exercise price greater than the then-current fair market value of the common stock (an “underwater award”), (b) cancelling an underwater award and granting in substitution an award with a lower exercise price, cash, and/or other consideration determined, or (c) take any other action that is treated as a “repricing” under generally accepted accounting principles.
Change of Control or Liquidation.   Under the 2021 Plan, unless otherwise provided in the instrument evidencing an award or in a written employment, services or other agreement between a participant and us, upon the closing or completion consummation of the change of control:
•
Upon a change of control that qualifies as a company transaction in which outstanding awards could be converted, assumed, substituted for or replaced by a successor company, outstanding awards that vest based on continued employment or service will become vested and exercisable or payable, all applicable restrictions or forfeiture provisions will lapse, and such awards will terminate at the effective time of the change of control, only if and to the extent the awards are not converted, assumed, substituted for or replaced by a successor company.

•
In the event of a change of control that does not qualify as a company transaction or if outstanding time-based awards are not converted, assumed, substituted for or replaced by a successor company in a company transaction, the awards will become fully and immediately vested and exercisable or payable, and all applicable restrictions or forfeiture provisions, will lapse immediately prior to the change of control and the awards will terminate at the effective time of the change of control.

•
All performance-based awards will be prorated based on targeted performance being attained as of the effective date of the change of control and will be paid in accordance with the payout schedule for the award. With respect to a change of control that is a company transaction in which the awards could be converted, assumed, substituted for or replaced by the successor company, such awards will terminate at the effective time of the change of control if and to the extent the awards are not converted, assumed, substituted for or replaced by the successor company.

•
In the event of a company transaction, the administrator, in its discretion, may provide that a participant’s outstanding awards will be cashed out, net of any purchase or exercise prices applicable to such awards.

The 2021 Plan generally defines “change of control” as the occurrence of any of the following events:
•
an acquisition of 50% or more of the combined voting power of our outstanding voting securities other than by virtue of a merger, consolidation or similar transaction; or

•
a “corporate transaction”.

The 2021 Plan generally defines a “corporate transaction” as the occurrence of any of the following events:
•
a merger, consolidation or similar transaction directly or indirectly involving the Company and, immediately after the consummation of such transaction, the stockholders of the Company immediately prior to the transaction do not own, directly or indirectly, either outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction, or more than 50% of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such transaction;

•
a sale in one transaction or a series of transactions undertaken with a common purpose of more than 50% of the Company’s outstanding voting securities; or

•
a sale or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries, other than a sale or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries to a person or entity, more than 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such sale or other disposition.

If we dissolve or liquidate, unless the administrator determines otherwise, outstanding awards will terminate immediately prior to such dissolution or liquidation.
Amendment and Termination.   Our Board or the compensation committee is permitted to amend the 2021 Plan or any outstanding award under the 2021 Plan, except that only our Board is permitted to amend the 2021 Plan if stockholder approval of the amendment is required by applicable law, regulation or stock exchange rule. Amendment of an outstanding award generally may not materially adversely affect a participant’s rights under the award without the participant’s written consent, subject to certain limited exceptions set forth in the 2021 Plan. In addition, the Board will have broad authority to amend the 2021 Plan or any outstanding award without the consent of a participant to the extent the Board deems necessary or advisable to (a) comply with, or take into account, changes in applicable tax laws, securities laws, accounting rules and other applicable law, rules and regulations or (b) to ensure that an award is not subject to certain additional taxes, interest or penalties.
Our Board or the compensation committee may suspend or terminate all or any portion of the 2021 Plan at any time, but in such event, outstanding awards will remain outstanding in accordance with their existing terms and conditions. The 2021 Plan will expire 10 years after the date the 2021 Plan is approved by the stockholders.
Plan Benefits
All awards to employees, officers and consultants under the 2021 Plan are made at the discretion of the administrator. Therefore, the future benefits and amounts that will be received or allocated to such individuals under the 2021 Plan generally are not determinable at this time. Please refer to the description of equity awards made to our named executive officers in the last fiscal year described in the “Grants of Plan-Based Awards” table and to our 6 non-employee directors as described above under “Director Compensation.”
Federal Income Tax Information
The following is a brief summary of the U.S. federal income tax consequences of the 2021 Plan generally applicable to us and to participants in the 2021 Plan who are subject to U.S. federal taxes. The summary is based on the Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.
Stock Options.
Nonqualified Stock Options.   A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of the stock on the grant date and no additional deferral feature. When a nonqualified stock option is exercised, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the option on the date of exercise and the option exercise price. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the option exercise price.

Incentive Stock Options.   A participant generally will not recognize taxable income upon the grant or vesting of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after his or her employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the option exercise price. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price (or, if less, the excess of the amount realized on the disposition of the shares over the option exercise price). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.
With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares already held by the participant to pay the exercise price.
Stock Appreciation Rights.   A participant generally will not recognize taxable income upon the grant or vesting of a SAR with a grant price at least equal to the fair market value of the stock on the grant date and no additional deferral feature. Upon the exercise of a SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.
Unrestricted Stock Awards.   Upon receipt of a stock award that is not subject to forfeiture, vesting or other similar restrictions, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid by the participant with respect to the shares. When a participant sells the shares, the participant generally will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the amount, if any, paid by the participant with respect to the shares plus the amount of taxable ordinary income recognized by the participant upon receipt of the shares.
Restricted Stock Awards, Stock Units, Performance Shares and Performance Units.   A participant generally will not have taxable income upon the grant of restricted stock, stock units, performance shares or performance units. Instead, the participant generally will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant if the participant makes a timely and proper Section 83(b) election for the award.
Tax Consequences to the Company.   In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Code. Code Section 162(m) generally denies a tax deduction to any publicly held corporation for compensation paid to certain “covered employees” to the extent that such compensation paid in a taxable year to a covered employee exceeds $1 million.
Code Section 409A.   We intend that awards granted under the 2021 Plan will comply with, or otherwise be exempt from, Code Section 409A, but make no representation or warranty to that effect.
Tax Withholding.   We are authorized to deduct or withhold from any award granted or payment due under the 2021 Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares or otherwise settle an award under the 2021 Plan until all tax withholding obligations are satisfied.

Vote Required and Board of Directors Recommendation
For this Proposal No. 4 to be approved by the stockholders at the Annual Meeting, the number of votes cast for approval of this Proposal No. 4 must exceed the aggregate number of votes cast against approval and abstentions.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE 2021 EQUITY INCENTIVE PLAN AS DESCRIBED IN THIS PROXY STATEMENT.

EQUITY COMPENSATION PLAN INFORMATION
The Company does not maintain any equity incentive plans that have not been approved by stockholders. The following table sets forth information regarding outstanding options and shares reserved for future issuance under our equity compensation plans as of December 31, 2022:
Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of shares remaining available for future issuance under equity compensation plans
Equity compensation plans approved by stockholders	3,238,549(1)	$10.41(2)	630,760(3)

(1)
Includes 263,436 shares subject to outstanding stock option awards and 2,975,113 shares subject to outstanding restricted stock unit awards as of December 31, 2022, including the number of shares issuable at target levels of performance for performance-vesting restricted stock units.

(2)
The weighted-average exercise price does not reflect the shares that will be issued in connection with the settlement of restricted stock units since restricted stock units have no exercise price.

(3)
Represents shares of common stock available for issuance in connection with future awards under our 2021 Equity Incentive Plan.

PROPOSAL NO. 5
APPROVAL OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK
The Board is asking our stockholders to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to increase the number of authorized shares of common stock from 45,000,000 shares to 80,000,000 shares (the “Charter Amendment”).
If our stockholders approve the Charter Amendment, which the Board has approved and declared advisable, we expect to file a certificate of amendment with the Secretary of State of the State of Delaware to increase the number of authorized shares of our common stock as soon as practicable following stockholder approval. In this regard, upon filing of the proposed Charter Amendment with the Secretary of State of the State of Delaware, the first paragraph of Article IV of the Charter would be amended as follows, with the proposed additions underlined and proposed deletions stricken through:
“The total number of shares of capital stock which the Corporation shall have authority to issue is ~~50,000,000~~85,000,000, of which (i) ~~45,000,000~~80,000,000 shares shall be a class designated as common stock, par value $0.001 per share (the “Common Stock”), and (ii) 5,000,000 shares shall be a class designated as undesignated preferred stock, par value $0.001 per share (the “Undesignated Preferred Stock”).”
Under the Charter Amendment, the authorized number of shares of preferred stock would remain unchanged.
As of March 31, 2023, our common stock share utilization was as follows:
Number of Shares of Common Stock
Authorized for issuance	45,000,000
Issued and outstanding	29,072,353
Reserved for issuance (excluding equity compensation)	4,587,000
Issuable pursuant to outstanding equity awards under equity compensation plans	2,859,095
Reserved and available for future issuance under our equity compensation plans	684,159
Total share usage (sum of issued and outstanding and reserved for issuance)	37,202,607
Total share usage as percentage of authorized	82.7%
As a result, only approximately 7,797,393 shares of our common stock (or 17.3% of the total authorized common shares) remain available for future issuance.
The Charter Amendment would increase the number of shares of common stock that we are authorized to issue from 45,000,000 shares to 80,000,000 shares, representing an increase of 35,000,000 shares of authorized common stock.
Reasons for the Increase in Authorized Shares
The Board believes that the availability of additional authorized shares of common stock will be needed to provide us with additional flexibility to issue common stock for a variety of general corporate purposes as the Board may determine to be desirable. The additional shares of common stock, if approved, may be used for various purposes without further stockholder approval. This includes, but is not limited to, using common stock as consideration for acquisitions, mergers, business combinations or other corporate transactions, raising equity capital, including any future at-the-market equity programs, adopting additional employee benefit plans or reserving additional shares for issuance under existing plans, implementing stock splits or stock dividends and other general corporate purposes. At present, we do not have any plans, arrangements or understandings to issue any of the additional shares of common stock that would be available as a result of the approval of this proposal, other than through our existing at-the-market offering program and equity compensation plans. However, unless our stockholders approve the Charter Amendment, we may not have sufficient unissued and unreserved authorized shares to engage in similar transactions in the future.

Further, our success also depends in part on our continued ability to attract, retain, and motivate highly qualified management and key personnel. If this proposal is not approved by our stockholders, the lack of unissued and unreserved authorized shares of common stock to provide future equity incentive opportunities could adversely impact our ability to achieve these goals.
Effect of Increase in Authorized Shares
The Charter Amendment would not change the number of shares of common stock outstanding, nor will it have any immediate dilutive effect. However, if this proposal is approved, unless otherwise required by applicable law or Nasdaq rules, the Board will be able to issue the additional shares of common stock from time to time in its discretion without further action or authorization by the stockholders. Any future issuance of additional shares of common stock authorized by the Charter Amendment may occur at times or under circumstances as to have a dilutive effect on earnings per share, book value per share or the percentage voting or ownership interest of the present holders of our common stock, none of whom have preemptive rights under the Charter to subscribe for additional securities that we may issue.
The Charter Amendment has been prompted by business and financial considerations. The Board currently is not aware of any attempt by a third-party to accumulate shares of common stock or take control of the Company by means of a merger, tender offer or solicitation in opposition to management or the Board. Moreover, we currently have no plans to issue newly authorized shares of common stock to discourage third parties from attempting to take over the Company. However, the Charter Amendment could, under certain circumstances have an anti-takeover effect or delay or prevent a change in control of the Company by providing the Company the capability to engage in actions that would be dilutive to a potential acquiror, to pursue alternative transactions, or to otherwise increase the potential cost to acquire control of the Company. Thus, while we currently have no intent to use the additional authorized shares as an anti-takeover device, the Charter Amendment may have the effect of discouraging future unsolicited takeover attempts.
Once the Charter Amendment is approved, no further action by the stockholders would be necessary prior to the issuance of additional shares of common stock unless required by applicable law or Nasdaq rules. Each of the newly authorized shares of common stock will have the same rights and privileges as currently authorized shares of common stock. Adoption of the Charter Amendment will not affect the rights of the holders of currently outstanding common stock, nor will it change the par value of the common stock.
Vote Required and Board of Directors Recommendation
For this Proposal No. 5 to be approved by the stockholders at the Annual Meeting, the number of votes cast for approval of this Proposal No. 5 must exceed the aggregate number of votes cast against approval and abstentions.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE CHARTER AMENDMENT AS DESCRIBED IN THIS PROXY STATEMENT.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Related Party Transaction Policy
We have a written Related Party Transactions Policy. Pursuant to this Policy, related party transactions include any transaction, arrangement or relationship, or series of such transactions, including any indebtedness or guarantees, in which the amount involved exceeds $120,000 and in which any of our directors, executive officers, holders of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest. In the event that a related party transaction is identified, such transaction must be reported to our Corporate Secretary and subsequently must be reviewed and approved or ratified by the chairman of our audit committee or our full audit committee, depending on the amount of the transaction. Any member of the audit committee who is one of the parties in the related party transaction and who has a direct material interest in the transaction may not participate in the approval of the transaction.
Related Party Transactions
There was no transaction or series of similar transactions since the beginning of fiscal 2022, or any currently proposed transaction, to which we were or are a party in which the amount involved exceeded or exceeds $120,000 and in which any of our directors, executive officers, holders of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table and footnotes set forth information with respect to the beneficial ownership of our common stock as of April 10, 2023 by:
•
each stockholder, or group of affiliated stockholders, who we know beneficially owns more than 5% of the outstanding shares of our common stock;

•
each of our named executive officers;

•
each of our current directors and nominees; and

•
all of our current directors and current executive officers as a group.

Beneficial ownership of shares is determined under the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Except as indicated by footnote, and subject to applicable community property laws, we believe each person identified in the table possesses sole voting and investment power with respect to all shares of common stock beneficially owned by them.
Applicable percentage ownership in the following table is based on 29,072,363 shares of common stock outstanding as of April 10, 2023. Shares of common stock subject to options currently exercisable or exercisable within 60 days of April 10, 2023, and restricted stock units, or RSUs, which vest or will vest within 60 days of April 10, 2023, are deemed to be outstanding for calculating the number and percentage of outstanding shares of the person holding such options or RSUs, but are not deemed to be outstanding for calculating the percentage ownership of any other person. Beneficial ownership or voting power representing less than 1% is denoted with an asterisk (*).
Unless otherwise noted below, the address of each person listed on the table is c/o Applied Optoelectronics, Inc., 13139 Jess Pirtle Blvd, Sugar Land, Texas 77478.
Names of Beneficial owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned
5% or Greater Stockholders:
Citadel Advisors LLC and related entities and persons(1)	1,830,933	6.3%
Directors and Named Executive Officers:
Chih-Hsiang (Thompson) Lin(2)	704,389	2.4%
Che-Wei Lin	134,589	*
William H. Yeh	145,081	*
Richard B. Black(3)	125,318	*
Cynthia DeLaney(4)	56,664	*
Min-Chu (Mike) Chen(5)	119,187	*
Elizabeth Loboa	67,337	*
Hung-Lun (Fred) Chang(6)	63,967	*
Stefan J. Murry(7)	88,801	*
Shu-Hua (Joshua) Yeh(8)	174,468	*
David Kuo(9)	16,151	*
All executive officers and directors as a group (11 persons)(10)	1,695,952	5.8%

(1)
Beneficial ownership as of December 31, 2022 as reported by Citadel Advisors LLC (“Citadel Advisors”) on a Schedule 13G/A filed with the SEC on February 14, 2023. The 13G/A reports shared voting and dispositive power with respect to 1,715,286 shares by Citadel Advisors, Citadel Advisors Holdings LP and Citadel GP LLC, and with respect to 115,647 shares by Citadel Securities LLC, Citadel Securities Group LP and Citadel Securities GP LLC. In addition, the 13G/A reports shared voting and dispositive power with respect to 1,830,933 shares by Kenneth Griffin. The mailing address is Southeast Financial Center, 200 S. Biscayne Blvd., Suite 3300, Miami, Florida 33131.

(2)
Includes (i) 165,348 shares of common stock issuable upon the exercise of stock options within 60 days of April 10, 2023; (ii) 494,176 shares of common stock; and (iii) 44,865 RSUs which vest within 60 days of April 10, 2023. Dr. Lin is our President, Chief Executive Officer and Chairman of the Board.

(3)
Includes (i) 117,156 shares of common stock; and (ii) 8,162 shares of common stock held of record by Heather B. Black Revocable Trust, which Heather Black is trustee and has the sole voting and dispositive power over such shares. Ms. Black is Mr. Black’s spouse. Mr. Black is a member of our Board.

(4)
Includes (i) 54,284 shares of common stock; and (ii) 2,380 shares of common stock held of record by Norman Kinsella. Mr. Kinsella is Ms. DeLaney’s spouse. Ms. DeLaney is a member of our Board.

(5)
Includes (i) 104,187 shares of common stock; and (ii) 15,000 shares of common stock held of record by Yuh-Mei Chung. Ms. Chung is Dr. Chen’s spouse. Dr. Chen is a member of our Board.

(6)
Includes (i) 2,225 shares of common stock issuable upon the exercise of stock options within 60 days of April 10, 2023; (ii) 47,316 shares of common stock; and (iii) 14,426 RSUs which vest within 60 days of April 10, 2023. Dr. Chang is our Senior Vice President and North America General Manager.

(7)
Includes (i) 16,000 shares of common stock issuable upon the exercise of stock options within 60 days of April 10, 2023; (ii) 57,325 shares of common stock; and (iii) 15,476 RSUs which vest within 60 days of April 10, 2023. Dr. Murry is our Chief Financial Officer and Chief Strategy Officer.

(8)
Includes (i) 17,000 shares of common stock issuable upon the exercise of stock options within 60 days of April 10, 2023; (ii) 142,711 shares of common stock; and (iii) 14,757 RSUs which vest within 60 days of April 10, 2023. Mr. Yeh is our Senior Vice President and Asia General Manager.

(9)
Includes (i) 7,040 shares of common stock; and (ii) 9,111 RSUs which vest within 60 days of April 10, 2023. Mr. Kuo is our Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary.

(10)
Includes (i) 200,573 shares of common stock issuable upon the exercise of stock options within 60 days of April 10, 2023; (ii) 1,371,202 shares of common stock; (iii) 98,635 RSUs that vest within 60 days of April 10, 2023 and (iv) 25,542 shares of common stock held by beneficial ownership.

STOCKHOLDER PROPOSALS OR NOMINATIONS
TO BE PRESENTED AT NEXT ANNUAL MEETING
Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in our proxy statement for the 2024 annual meeting. These stockholder proposals must be submitted, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), to the Corporate Secretary at our principal executive offices no later than the close of business on December 29, 2023 (120 days prior to the anniversary of this year’s mailing date). Stockholders must comply with the procedures and requirements of Rule 14a-8 for their proposal to be included on our proxy statement for the 2024 annual meeting.
Submitting a stockholder proposal does not guarantee that we will include it in our Proxy Statement. Our nominating and corporate governance committee reviews all stockholder proposals and makes recommendations to the Board for actions on such proposals. For information on qualifications of director nominees considered by our nominating and corporate governance committee, see the “Corporate Governance — Director Nominations” section of this Proxy Statement.
In addition, our Bylaws provide that any stockholder intending to nominate a candidate for election to the Board or to propose any business at our 2024 annual meeting, other than non-binding proposals presented pursuant to Rule 14a-8 under the Exchange Act, must give notice to the Corporate Secretary at our principal executive offices, not earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the first anniversary of the date of the preceding year’s annual meeting as first specified in the notice of meeting (without regard to any postponements or adjournments of such meeting after the notice was first given), which for 2024, will be no earlier than the close of business on February 9, 2024 nor later than the close of business on March 10, 2024. The notice must include the information specified in our Bylaws, including information concerning the nominee or proposal, as the case may be, and information concerning the proposing or nominating stockholder’s ownership of and agreements related to our stock. If the 2024 annual meeting is held more than 30 days before or after the first anniversary of the date of the 2023 Annual meeting, the stockholder must submit notice of any such nomination and of any such proposal that is not made pursuant to Rule 14a-8 by the later of the 90th day prior to the 2024 annual meeting or the 10th day following the date on which public announcement of the date of such meeting is first made. In addition to satisfying the foregoing requirements under our Bylaws with respect to advance notice of any nomination, any stockholder that intends to solicit proxies in support of director nominees other than the Company’s nominees for the 2024 Meeting in accordance with SEC Rule 14a-19 must provide notice to the Corporate Secretary at the address above no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting (for the 2024 annual meeting, such notice must be provided by April 9, 2024). Any such notice of intent to solicit proxies must comply with all the requirements of Rule 14a-19. We will not entertain any proposals or nominations at the meeting that do not meet the requirements set forth in our Bylaws. If the stockholder does not also comply with the requirements of Rule 14a-4(c) under the Exchange Act, as applicable, we may exercise discretionary voting under proxies that we solicit to vote in accordance with our best judgment on any stockholder proposal or nomination. To make a submission or request a copy of our Bylaws, stockholders should contact our Corporate Secretary. We strongly encourage stockholders to seek advice from knowledgeable counsel before submitting a proposal or a nomination.
TRANSACTION OF OTHER BUSINESS
As of the date of this Proxy Statement, the Board knows of no other business that will be conducted at the Annual Meeting other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying proxy to vote the proxy on such matters in accordance with their best judgment.
HOUSEHOLDING
The U.S. Securities and Exchange Commission, or SEC, has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a copy of these materials, other than the proxy card, to those stockholders. This process, which is commonly referred to as “householding,” can mean extra convenience for stockholders and cost savings for the Company. Beneficial stockholders can request information about householding from their banks, brokers, or other holders of record. Through householding, stockholders of record who have the same address and last name will receive only one copy of our Proxy Statement and Annual Report, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure will reduce printing costs and postage fees.
Stockholders who participate in householding will continue to receive separate proxy cards. If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the Proxy Statement and Annual Report, or if you hold stock in more than one account and wish to receive only a single copy of the Proxy Statement or Annual Report for your household, please contact Broadridge Householding Department, in writing, at 51 Mercedes Way, Edgewood, New York 11717, or by phone at (800) 542-1061 or (866) 540-7095. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement and Annual Report, please notify your broker if you are a beneficial stockholder.
By order of the Board,
David Kuo
General Counsel and Corporate Secretary
April 28, 2023

APPENDIX A
APPLIED OPTOELECTRONICS, INC.
2021 EQUITY INCENTIVE PLAN
1.   Purpose of the Plan.   The Company has adopted the 2021 Equity Incentive Plan to attract, retain and motivate individual service providers to the Company and its Related Companies by providing them the opportunity to acquire an equity interest in the Company and align their interests and efforts with the long-term interests of the Company’s stockholders. This Plan is intended to be the successor to the Company’s Amended and Restated 2013 Equity Incentive Plan (the “Prior Plan”). If this Plan is approved by the Company’s stockholders at the Company’s annual stockholder meeting held in June 2021 (the “2021 Annual Meeting”), no new awards may be granted under the Prior Plan from and after the date of the 2021 Annual Meeting (if this Plan is approved by the Company’s stockholders, the date of the 2021 Annual Meeting is the “Effective Date”).
2.   Definitions.   Capitalized terms used in the Plan have the meanings set forth in Appendix A.
3.   Administration.
(a)   Administrator.   The Administrator is the Board or a Committee duly authorized by the Board (for so long as such authorization is extended). The Board and any Committee may have concurrent authority to administer the Plan. All references in the Plan to the “Administrator” will be to the Board or the authorized Committee.
(i)   Rule 16b-3.   To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, those transactions will be structured to satisfy the requirements for exemption under Rule 16b-3, including that the Award will be granted by the Board or a Committee that consists solely of two or more non-employee directors (as determined under Rule 16b-3(b)(3)) and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.
(ii)   Delegation to an Officer.   The Administrator may delegate to one or more officers of the Company the authority to do one or both of the following: (A) designate employees who are not officers of the Company or members of the Board to be recipients of Options and SARs (and, to the extent permitted by Applicable Law, other types of Awards) and, to the extent permitted by Applicable Law, the terms thereof, and (B) determine the number of shares of Common Stock to be subject to the Awards granted to those employees; provided, however, that the resolutions or charter adopted by the Board or any Committee evidencing such delegation will specify the information required under Section 157(c) of the Delaware General Corporation Law (or any successor statute or rule thereto), including the total number of shares of Common Stock that may be subject to the Awards granted by the officer and that the officer may not grant an Award to themselves. Any such Awards will be granted on the applicable form of Award Agreement most recently approved for use by the Administrator, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary herein, the Administrator may not delegate to an officer who is acting solely in the capacity of an officer (and not also as a member of the Board) the authority to determine Fair Market Value of a share of Common Stock for purposes of determining the exercise price of Options or SARs.
(b)   Powers of Administrator.   The Administrator will have full power and exclusive authority, subject to the terms of this Plan, restrictions under Applicable Law, and the delegation of authority from the Board, to:
(i)   select which Eligible Persons will be granted Awards;
(ii)   determine the type of Awards, number of shares of Common Stock covered by the Award, the Fair Market Value of the shares, and the terms and conditions of that Award (including when the Award may vest, be exercised (including prior to vesting), or settled, whether the Award carries rights to dividends or Dividend Equivalents, and whether the Award is to be settled in cash, shares of Common Stock, or other property) and the form of Award Agreement;
(iii)   determine whether, to what extent and under what circumstances Awards may be amended (including to waive restrictions, accelerate vesting or extend exercise periods), tolled, cancelled or terminated;
(iv)   interpret and administer the Plan, any Award Agreement and any other agreements or documents related to the administration of Awards;
(v)   establish rules, and delegate ministerial duties to the Company’s employees consistent with Applicable Law, for the proper administration of the Plan; and
(vi)   make any other determination and take any other action that the Administrator deems necessary or desirable for administration of the Plan.
The Administrator’s decisions will be final, conclusive and binding on all persons, including the Company, any Participant, any stockholder and any Eligible Person.
4.   Shares Subject to the Plan.
(a)   Authorized Number of Shares.   Subject to adjustment from time to time as provided in this Plan, the maximum aggregate number of shares of Common Stock available for issuance under the Plan (the “Share Reserve”) will be the sum of:
(i)    6,534,000 shares, plus
(ii)   any shares of Common Stock that, as of the Effective Date, are available to be made subject to new grants under the Prior Plan, which shares will cease to be available for issuance under the Prior Plan as of the Effective Date and instead become available under this Plan, plus
(iii)   up to 1,613,762 shares of Common Stock subject to awards granted under the Prior Plan that, on or after the Effective Date, would otherwise return to the share reserve of the Prior Plan under the terms of the Prior Plan (excluding shares tendered or withheld to pay the exercise or purchase price of or withholding taxes due on an award granted under the Prior Plan, but including shares subject to Lapsed Awards (as defined in the Prior Plan)), which shares will cease to be available under the Prior Plan and will become available under this Plan effective on the date the shares would otherwise return to the Prior Plan.
The maximum aggregate Share Reserve (the sum of (i), (ii) and (iii)) will not exceed 8,147,762 shares of Common Stock. Shares issued under the Plan will be drawn from authorized and unissued shares or treasury shares.
(b)   Share Use.
(i)   If any Award lapses, expires, terminates or is forfeited or canceled due to failure to earn or exercise the Award prior to the issuance of shares thereunder, if shares are issued to a Participant but are forfeited to or repurchased by the Company at their original exercise or purchase price pursuant to the Company’s reacquisition or repurchase rights under the Plan, including any forfeiture or repurchase caused by the failure to meet a contingency or condition required for the vesting of such shares, or if an Award is settled in cash or other property, then those shares will revert to and be available for issuance under the Plan.
(ii)   Shares tendered to or withheld by the Company to pay the exercise or purchase price of an Award or to satisfy any tax withholding obligation in connection with the exercise or settlement of an Award will be deemed issued and not be added back to the Share Reserve. Vested shares that have been issued under an Award and subsequently forfeited or reacquired by the Company will not be added back to the Share Reserve. If any shares of Common Stock are repurchased by the Company on the open market with the proceeds of the exercise or purchase price of an Award, then the number of shares so repurchased shall not remain available for subsequent issuance under the Plan.

(iii)   If a Participant receives dividends or Dividend Equivalents in respect of an Award in the form of shares or reinvests cash dividends or Dividend Equivalents paid in respect of Awards into shares of Common Stock, those shares will not reduce the Share Reserve, unless expressly determined otherwise by the Administrator.
(iv)   No fractional shares may be issued under the Plan; however, cash shall be paid in lieu of any fractional Share in settlement of an Award.
(v)   The Administrator may grant Substitute Awards under the Plan. If the Board approves a written agreement between the Company and an Acquired Entity pursuant to which a merger or consolidation is completed and that agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, the grant of those substitute or assumed awards will be deemed to be the action of the Administrator without any further action by the Administrator, and the persons holding the newly substituted or assumed Awards will be deemed to be Participants.
5.   Eligibility & Award Size Limits.
(a)   Eligible Recipients.   The Administrator may grant Awards (i) to any employee (including any officer) of the Company or a Related Company and (ii) to any independent contractor (including directors, consultants and advisors) who is a natural person for bona fide services rendered to the Company or any Related Company, provided (A) the services are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities, in each case within the meaning of Form S-8 promulgated under the Securities Act and (B) the grant of an Award or issuance of the shares thereunder does not cause the Company to lose the ability to register the issuance of the shares under Form S-8.
(b)   Award Limits.   Subject to adjustment as provided in Section 12, the Administrator may not grant Awards under the Plan in excess of the following limits (each, an “Award Limit”):
(i)   Outside Directors.   In any calendar year, no individual who is an Outside Director on the grant date may be (A) granted stock-settled Awards under this Plan with an aggregate grant date fair value (as calculated for the Company’s financial reporting purposes) of greater than $300,000, (B) granted cash-settled Awards under this Plan with an aggregate grant date fair value (as calculated for the Company’s financial reporting purposes) of greater than $300,000, and (C) paid annual cash retainer fees of greater than $150,000. However, in the calendar year in which the Outside Director is first appointed or elected to the Board, the foregoing limits in (A) and (B) may each be increased to $400,000. Any Awards granted to an Outside Director while the Outside Director served as a consultant (other than in the capacity of an Outside Director) or employee of the Company or any Related Company will not count toward these Award Limits. Awards granted under the Plan will be considered in determining compliance under the Company’s Stock Ownership and Retention Guidelines.
(ii)   Other Participants.   In any calendar year, no Participant who is an employee or consultant of the Company or any Related Company (other than in the capacity of an Outside Director) on the grant date may be granted under this Plan (A) stock-settled Awards with an aggregate grant date fair value (as calculated for the Company’s financial reporting purposes) of greater than $3,000,000 or (B) cash-settled Awards with an aggregate grant date fair value (as calculated for the Company’s financial reporting purposes) of greater than $3,000,000, in each case, increased to $4,000,000 in the calendar year in which the Participant first becomes an employee or consultant of the Company or a Related Company. Any Awards granted to a Participant while the Participant served as an Outside Director will not count toward these Award Limits.
6.   Provisions Applicable to All Awards.
(a)   Grant Date.   Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Administrator, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, received by, or accepted by, the Participant.

(i)   Clerical Errors.   If the Administrator’s records (e.g., consents, resolutions or minutes) documenting the corporate action granting the Award contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement as a result of a clerical error in the papering of the Award Agreement, the Administrator’s records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement.
(ii)   Grants Prior to Start Date.   If the Administrator attempts to grant an Award effective as of a date in the future, and if the Award recipient is not in service with the Company or a Related Company as of that future date (either due to failure to commence service by that future date or a Termination of Service), then as of that future date, the Award will be deemed null, void and of no force and effect without any further action by the Administrator, and the individual will have no rights, title or interests in or to the Award or the shares of Common Stock underlying the Award.
(b)   Evidence of Awards.   The Administrator will document all Awards by a written instrument (which may include electronic writings such as smart contracts and distributed ledger entries) that contains the material terms of the Award, including but not limited to the consideration to be paid to receive the award (including the Participant’s services to the Company or a Related Company), the exercise or purchase price (if any), the vesting schedule (including any performance vesting triggers), and the Company’s rights to repurchase or reacquire the shares subject to the Award.
(c)   Other Governing Documents.   The Administrator may require a Participant, as a condition to receiving shares under the Plan, to sign additional documentation as reasonably required by the Administrator for compliance with Applicable Laws and the orderly administration of the Plan.
(d)   Payments for Shares and Taxes.   The Administrator will determine the forms of consideration a Participant may use to pay the exercise or purchase price for shares issued under Awards and any withholding taxes or other amounts due in connection with Awards. A Participant must pay all consideration due in connection with the Award (including withholding taxes) before the Company will issue the shares being acquired. The Administrator may (but is not required to) permit the use of the following forms of consideration:
(i)   cash or cash equivalent, including checks, wire transfers, ACH payments, and convertible virtual currencies;
(ii)   having the Company withhold shares of Common Stock and any other consideration that would otherwise be issued under an Award (other than in respect of an Incentive Stock Option) that have an aggregate Fair Market Value on that date equal to the consideration owed to the Company, including in connection with a Change of Control (a “Withhold to Cover”);
(iii)   tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock owned by the Participant free and clear of any liens, claims or other encumbrances that have an aggregate Fair Market Value on that date equal to the consideration owed to the Company, but only if the tender will not result in any adverse accounting consequences to the Company;
(iv)   if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, and to the extent permitted by Applicable Laws, delivery of a properly executed agreement, together with irrevocable instructions to a brokerage firm designated or approved by the Company to deliver promptly to the Company the aggregate amount of proceeds to pay the consideration due to the Company, all in accordance with the regulations of the Federal Reserve Board (a “Public Sell to Cover”); and/or
(v)   such other consideration as the Administrator may permit.
A Participant may request or authorize the Administrator to withhold amounts owed under this Plan from cash payments otherwise owed to the Participant by the Company or a Related Company. If a Participant engages in a Withhold to Cover transaction to pay for applicable tax withholdings, the value of the shares so withheld may not exceed the employer’s applicable maximum required tax withholding rate or such other applicable rate as is necessary to avoid adverse treatment for financial accounting purposes, as determined by the Administrator.

(e)   Vesting.   Unless otherwise provided by the Administrator, a Participant will cease vesting in an Award at the time of the Participant’s Termination of Service and the Participant will have no further rights, title or interests in or to the unvested portion of the Award following the Termination of Service.
(f)   Performance-Based Awards.   The Administrator may grant Awards subject to performance-based conditions. The Administrator may choose the performance-based conditions in its sole discretion, which may be determined on a Company-wide, divisional, business unit or individual basis and may include the Performance Metrics. The time period during which the performance-based conditions must be met will be called the “Performance Period.”
(g)   Change in Service; Leaves of Absence.   The Administrator will determine the effect on Awards of a Participant’s leave of absence or change in hours of employment or service. In general, if, after the Grant Date of any Award to a Participant, the Participant’s regular level of time commitment in the performance of the Participant’s services for the Company and any Related Companies is reduced (for example, and without limitation, if the Participant has a change in status from a full-time employee to a part-time employee, or if the Participant goes on a leave of absence without using paid vacation or sick days), the Administrator has the right in its sole discretion (and without the need to seek or obtain the consent of the affected Participant) to (i) make a corresponding reduction in the number of shares, other property or cash subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award (but only if the modification would not cause the Participant to incur penalties or additional taxation under Section 409A). If an Award is reduced, the Participant will have no right with respect to the portion of the Award that is so reduced.
(h)   Applicability of Award Terms to New Property.   If a Participant receives new or additional shares of Common Stock, other securities, other property, or cash in respect of an Award, those shares, securities, property and cash will be subject to all the same terms of the Plan and the Award Agreement as applied to the underlying shares of Common Stock subject to that Award.
(i)   Dividends and Dividend Equivalents.   The Administrator, in its discretion, may provide in the Award Agreement evidencing any Award that the Participant will be entitled to receive dividends or Dividend Equivalents with respect to the payment of cash dividends on Shares having a record date prior to the date on which the Awards are settled or forfeited. The dividends or Dividend Equivalents, if any, will be credited to an Award in such manner and subject to such terms and conditions as determined by the Administrator in its sole discretion subject to the provisions of the Plan. However, dividends and Dividend Equivalents will be subject to the same vesting provisions as the Awards to which they relate, and while amounts may accrue while the Award or Dividend Equivalent is unvested, the amounts payable with respect to Dividend Equivalents or dividends will not be paid before the Dividend Equivalent or the Award to which it relates vests. If a dividend or distribution is paid in shares of Common Stock or any other adjustment is made on a change in the capital structure of the Company as described in Section 12, appropriate adjustments will be made to the Participant’s Award and the associated Dividend Equivalent so that it represents the right to receive on settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the consideration issuable on settlement of the Award, and all such new, substituted or additional securities or other property will be immediately subject to the same vesting and settlement conditions as are applicable to the Award. Dividend Equivalents will be subject to the same Award Limits applicable to the underlying Award.
(j)   Recoupment.   All Awards are subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law. The implementation of any clawback policy will not be deemed a triggering event for purposes of any definition of “good reason” for resignation or “constructive termination.”
(k)   Investigations.   If a Participant’s employment or service relationship with the Company is suspended pending an investigation of whether the Participant will be terminated for Cause, all the Participant’s rights under any Award will likewise be suspended during the period of investigation.

(l)   No Obligation to Notify or Minimize Taxes.   The Company and the Administrator will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising the Participant’s rights under an Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.
7.   Options & SARs.
(a)   Exercise Price.
(i)   Generally, the Administrator may not grant Options or SARs with an exercise price per share less than 100% of the Fair Market Value of the Common Stock on the Grant Date.
(ii)   The Administrator may grant Options or SARs with a price less than 100% of the Fair Market Value in the case of Substitute Awards.
(iii)   Without the approval of the Company’s stockholders, the Administrator may not engage in a transaction that is commonly referred to as a “repricing” of an outstanding Option or SAR, including (A) reducing the exercise price of an outstanding Option or SAR with an exercise price greater than the then-current Fair Market Value of the Common Stock (an “Underwater Award”), (B) cancelling an Underwater Award and granting in substitution (1) an Award with a lower exercise price, (2) cash, and/or (3) other consideration determined by the Administrator, or (C) take any other action that is treated as a “repricing” under generally accepted accounting principles.
(b)   Term.   The maximum term of an Option or SAR will be 10 years from the Grant Date, subject to earlier termination in accordance with the terms of the Plan and the Award Agreement.
(c)   Conditions to Exercise.
(i)   To exercise an Option or SAR, the Participant must deliver (A) the exercise agreement stating the number of shares being purchased and, if applicable, the account number or digital wallet address into which the shares should be deposited, (B) payment in full of the exercise price and any tax withholding obligations, and (C) any additional documents required by the Company as a condition to exercise. The Company will not initiate the settlement on the exercise of an Option or SAR until the Company has verified that all conditions necessary for the exercise of the Award have been satisfied (including compliance with Applicable Laws), all the foregoing steps have been completed and the Company initiates the issuance of the shares in the Participant’s name. The Company will issue exercised shares promptly after the exercise.
(ii)   The Administrator may modify the exercise agreement form and the procedure for exercise, from time to time, including after the Grant Date of an Award, without the Participant’s consent. The Administrator may restrict exercise to those times when the exercise will not violate Applicable Laws. In addition, the Administrator may prohibit exercise during any “blackout” or “closed” trading windows under the Company’s insider trading policies (as amended from time to time).
(iii)   The Administrator may require than an Option may be exercised only for whole shares and for not less than a reasonable number of shares at any one time.
(d)   Non-Exempt Employees.   If an Option or SAR is granted to an employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least 6 months following the Grant Date of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt employee dies or suffers a disability, (ii) on a Change of Control in which such Option or SAR is not assumed, continued, or substituted, or (iii) on the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement or in another agreement between the Participant and the Company, or, if no such definition, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than 6 months following the Grant Date. The foregoing provision is intended to operate so that any income derived by a non-exempt employee from the exercise or vesting of an Option or SAR will be exempt from the employee’s regular rate of pay. If required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee from the exercise, vesting or issuance of any shares under any other Award will be exempt from the employee’s regular rate of pay, the provisions of this paragraph will apply to all Awards and are hereby incorporated by reference into such Award Agreements.
(e)   Effect of Termination of Service.   The Administrator will establish and define in the Award Agreement how an Option or SAR will be treated on a Termination of Service. Unless otherwise set forth in the Award Agreement or otherwise determined by the Administrator, the following treatment will apply:
(i)   Any portion of an Award that is not vested and exercisable on the date of a Participant’s Termination of Service will expire on the Participant’s Termination of Service.
(ii)   Any portion of an Award that is vested and exercisable on the date of a Participant’s Termination of Service will expire on the earliest to occur of the following, if not exercised by that date:
(A)   if the Participant’s Termination of Service occurs for reasons other than Cause, Disability or death, the date that is 3 months after such Termination of Service;
(B)   if the Participant’s Termination of Service occurs by reason of Cause, the date of the Termination of Service;
(C)   if the Participant’s Termination of Service occurs by reason of death or Disability, the date that is 12 months after such Termination of Service;
(D)   if the Administrator determines during any of the foregoing post-termination exercise periods that Cause for termination existed at the time of the Participant’s Termination of Service, immediately on such determination;
(E)   if, during any of the foregoing periods, the Company undergoes a Change of Control and the successor or acquiring entity refuses to assume, continue, replace or substitute an equivalent the Award, then at the effective time of the Change of Control; and
(F)   the Award Expiration Date.
(f)   Extension Under Limited Circumstances.   The Administrator may provide that:
(i)   if the exercise of an Option or SAR following the Termination of Service (other than upon the Participant’s death or Disability) would result in liability under Section 16(b) of the Exchange Act, then the Award will terminate on the earlier of (A) the Award Expiration Date, or (B) the tenth (10th) day after the last date on which such exercise would result in liability under Section 16(b) of the Exchange Act; or
(ii)   if the exercise of the Award following the Participant’s Termination of Service (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or the Company’s insider trading policy, then the Award will terminate on the earlier of (A) the Award Expiration Date or (B) the expiration of a period of thirty (30) days (or such longer period of time as determined by the Administrator in its sole discretion) after the Termination of Service during which the exercise of the Award would not be in violation of such registration requirements or insider trading policy requirements.
8.   Incentive Stock Option Limitations.   The terms of an Incentive Stock Option must comply in all respects with Section 422 of the Code, or any successor provision, and any applicable regulations thereunder, each of which is incorporated by reference into this Plan. The Administrator will construe the terms of any Option granted as an Incentive Stock Option within the meaning of Section 422 of the Code, and if the Option (or a portion thereof) does not meet the requirements of Section 422 of the Code, that Option (or that portion) will be treated as a Nonqualified Stock Option The requirements of Section 422 include the following:

(a)   ISO Limit.   The maximum number of shares that may be issued on the exercise of Incentive Stock Options will equal the Share Reserve (the “ISO Limit”). Each increase to the Share Reserve authorized by the Board and stockholders after the Effective Date will also result in a corresponding increase in this ISO Limit, unless otherwise expressly provided in the Board or stockholder resolutions approving such increase.
(b)   ISO Granting Period.   No Incentive Stock Options may be granted more than 10 years after the later of (i) the adoption of the Plan by the Board and (ii) the adoption by the Board of any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code. For clarity, any stockholder approved amendment of the Share Reserve that also amends the ISO Limit will be deemed the adoption of a new plan for purposes of Code Section 422 and therefore an extension of the period in which Incentive Stock Options may be granted, unless otherwise expressly provided for in the stockholder resolutions approving such increase.
(c)   ISO Qualification.   If the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which a Participant’s Incentive Stock Options become exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company and its parent and subsidiary corporations) exceeds $100,000 (or such other limit established by the Code), or if the Option otherwise does not comply with the requirements under Section 422 of the Code, the Option (or the portion that does not meet the requirements of Section 422) will be treated as a Nonqualified Stock Option. Options will be taken into account in the order in which they were granted. If the Participant holds 2 or more Options that become exercisable for the first time in the same calendar year, such limitation will be applied on the basis of the order in which such Options are granted.
(d)   Eligible Employees.   Individuals who are not employees of the Company or one of its parent or subsidiary corporations may not be granted Incentive Stock Options. This Plan does not prohibit the grant of Incentive Stock Options to employees who reside or work outside of the United States.
(e)   Exercise Price.   Incentive Stock Options will be granted with an exercise price per share not less than 100% of the Fair Market Value of the Common Stock on the Grant Date, and in the case of an Incentive Stock Option granted to a Participant who owns more than 10% of the total combined voting power of all classes of the stock of the Company or of its parent or subsidiary corporations (as determined under the Code, a “Ten Percent Stockholder”), will be granted with an exercise price per share not less than 110% of the Fair Market Value of the Common Stock on the Grant Date. The Administrator will determine status as a Ten Percent Stockholder in accordance with Section 422 of the Code.
(f)   Option Term.   The maximum term of an Incentive Stock Option will not exceed 10 years, and in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, will not exceed 5 years, in each case, subject to earlier termination in accordance with the terms of the Plan and the Award Agreement.
(g)   Exercisability.   An Option designated as an Incentive Stock Option will cease to qualify for favorable tax treatment as an Incentive Stock Option to the extent it is exercised (if permitted by the terms of the Option) (i) more than 3 months after the date of a Participant’s termination of employment if termination was for reasons other than death or disability, (ii) more than 1 year after the date of a Participant’s termination of employment if termination was by reason of disability (as defined for purposes of Code Section 422), or (iii) more than 6 months following the first day of a Participant’s leave of absence that exceeds 3 months, unless the Participant’s reemployment rights are guaranteed by statute or contract (as such rule is explained in Code Section 422).
(h)   Taxation of Incentive Stock Options.   To obtain the tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Participant must hold the shares acquired on the exercise of an Incentive Stock Option for 2 years after the Grant Date and 1 year after the date of exercise (that is, the Participant must not Transfer the shares until at least the day after the expiration of these periods). A Participant may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Participant must give the Company prompt notice of any disposition of shares acquired on the exercise of an Incentive Stock Option prior to the expiration of these holding periods.

(i)   Code Definitions.   For the purposes of this Section 8, “disability,” “parent corporation” and “subsidiary corporation” will have the meanings attributed to those terms for purposes of Section 422 of the Code.
(j)   Stockholder Approval.   No Incentive Stock Options may be granted more than ten years after the earlier of the approval by the Board or the stockholders of the Plan (or any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code).
9.   Restricted Stock, Restricted Stock Units and Other Stock Based Awards.
(a)   Restricted Stock.   The Administrator will specify whether the Award is a Restricted Stock Purchase Award or a Restricted Stock Bonus Award.
(i)   Section 83(b) Election.   The Administrator may require that the Participant deliver a completed copy of the Participant’s Section 83(b) election, the taxes due in connection with that election and evidence of timely receipt of the Section 83(b) election by the Internal Revenue Service. If a Participant fails to satisfy these requirements, the Administrator will instruct the Company to withhold/remit (if applicable) taxes on, and report to the applicable taxing authorities, the income recognized on each subsequent vesting date of the Award in accordance with Applicable Law. In the alternative, the Administrator may grant the Award of Restricted Stock subject to a forfeiture condition whereby failure to satisfy these requirements results in the forfeiture of all unvested shares of Common Stock subject to the Award at the Participant’s original purchase price (or for no consideration, in the case of a Restricted Stock Bonus Award).
(b)   Restricted Stock Units.
(i)   If the Administrator grants Restricted Stock Units intended to be exempt from Section 409A under Treasury Regulation Section 1.409A-1(b)(4), then (A) the Company will treat each installment of Restricted Stock Units that vests as a separate installment for purposes of Section 409A, and (B) the Company will deliver the vested shares of Common Stock (or other property or cash due on vesting) not later than the last day of the period determined under Treasury Regulation Section 1.409A-1(b)(4), which is incorporated by reference into this Plan.
(ii)   If the Administrator grants Restricted Stock Units intended to be compliant deferred compensation under Treasury Regulation Section 1.409A-3, then (A) the Company will treat each installment of Restricted Stock Units that vests as a separate installment for purposes of Section 409A, and (B) if the Award Agreement fails to state at least one permitted distribution event or form of payment, the Award Agreement will be deemed to provide that the earlier to occur of a Change of Control and the date that is the first day of the 6th calendar year after the Grant Date as the permitted distribution dates and a lump sum payment as the form of payment.
(c)   Other Stock Awards.   The Administrator may grant or sell Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of, shares of the Company’s Common Stock. The Administrator will determine the form of such Award and the terms and conditions to earning the Award in its sole discretion, including the number of shares referenced by the Award, the vesting schedule, whether it will be settled in Common Stock, cash or other property, and when it will be settled.
10.   Tax Matters.
(a)   Withholding.   The Company will require the Participant to pay to the Company or a Related Company, as applicable, the amount of (i) any taxes that the Company or a Related Company is required by applicable federal, state, local or foreign law to withhold with respect to an Award and (ii) any other amounts due from the Participant to the Company, any Related Company or any governmental authority. The Company will not be required to issue any shares of Common Stock or otherwise settle an Award under the Plan until such tax withholding obligations and other obligations are satisfied. As a result, a Participant may not be able to exercise an Award or have an Award settled, even though the Award is vested, unless and until such obligations are satisfied. As a condition to acceptance of any Award under the Plan, (i) a Participant authorizes withholding by the Company or a Related Company from payroll and any other amounts payable to such Participant, and otherwise agree to make adequate provision for (including), any sums required to satisfy any U.S. federal, state, local and/or foreign tax or social insurance contribution withholding obligations of the Company or a Related Company which arise in connection with the Award and (ii) a Participant agrees to indemnify and hold the Company and the Related Companies harmless from any failure by the Company or a Related Company to withhold the proper amount. The Administrator makes no representations that Awards granted under the Plan will, and makes no undertaking to, minimize the tax impact to the Participant.
(b)   Section 409A.   The Company intends that the Plan and Awards granted under the Plan (unless otherwise expressly provided for in the Award Agreement and Administrator resolutions approving the Award) are exempt from the requirements of Section 409A to the maximum extent possible, whether pursuant to the short-term deferral exception described in Treasury Regulation Section 1.409A-1(b)(4), the exclusion applicable to stock options, stock appreciation rights and certain other equity-based compensation under Treasury Regulation Section 1.409A-1(b)(5) or 1.409A-1(b)(6), or otherwise. The Administrator will use reasonable best efforts to interpret, operate and administer the Plan and any Award granted under the Plan in a manner consistent with this intention. However, the Administrator makes no representations that Awards granted under the Plan will be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to Awards granted under the Plan.
(i)   If Section 409A is applicable to any Award granted under the Plan (that is, to the extent not so exempt), the Administrator intends that the non-exempt Award will comply with the deferral, payout, plan termination and other limitations and restrictions imposed under Section 409A.
(ii)   If necessary for exemption from, or compliance with, Section 409A:
(A)   All references in the Plan or any Award granted under the Plan to the termination of the Participant’s employment or service are intended to mean the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i).
(B)   The Administrator will treat each installment that vests or is delivered under an Award in a series of payments or installments as a separate payment for purposes of Section 409A, unless expressly set forth in the Award Agreement that each installment is not a separate payment.
(C)   If the Participant is a “specified employee,” within the meaning of Section 409A, then if necessary to avoid subjecting the Participant to the imposition of any additional tax under Section 409A, amounts that would otherwise be payable under the Plan or any Award granted under the Plan during the 6-month period immediately following the Participant’s “separation from service” will not be paid to the Participant during such period, but will instead be accumulated and paid to the Participant (or, in the event of the Participant’s death, the Participant’s estate) in a lump sum on the first business day after the earlier of the date that is 6 months following the Participant’s separation from service or the Participant’s death, unless the amounts can be paid in another manner that complies with Section 409A.
(D)   If, after the Grant Date of an Award, the Administrator determines that an Award is reasonably likely to fail to be either exempt from or compliant with Section 409A, the Administrator reserves the right, but will not be required, to unilaterally (and without the affected Participant’s consent) amend or modify the Plan and any Award granted under the Plan so that the Award qualifies for exemption from or complies with Section 409A. Any such amendment or modification made to avoid the imposition of adverse taxation under Section 409A will be deemed not to materially adversely impact the Participant.
(E)   The right to any dividends or Dividend Equivalents declared and paid on the number of shares underlying an Option or a Stock Appreciation Right may not be contingent, directly or indirectly, on the exercise of the Option or Stock Appreciation Right and must otherwise comply with or qualify for an exemption under Section 409A. In addition, the right to any dividends or Dividend Equivalents declared and paid on Restricted Stock must comply with or qualify for an exemption under Section 409A.

11.   Restrictions on Transfer of Awards and Common Stock.
(a)   No Transfer of Awards.   A Participant may not Transfer an Award or interest in an Award other than (i) Transfers on Participant’s death by will or by the Applicable Laws of descent and distribution, and (ii) Transfers of vested shares of Common Stock after the period of restrictions have lapsed or been removed and the shares have been issued to the Participant, and subject to compliance with the Company’s policies on trading in Company securities and Applicable Laws. In general, during a Participant’s lifetime, only the Participant granted the Award may exercise the Award or purchase the shares under the Award. The Administrator may permit the Transfer of an Award or an interest in an Award if that Transfer complies with all Applicable Laws, such as a transfer to a trust if the Participant is considered the sole beneficial owner of the trust (as determined under Applicable Laws) or pursuant to a court-endorsed domestic relations order in a format acceptable to the Administrator.
(b)   Refusal to Transfer.   The Company will not be required (i) to Transfer on its books any shares of Common Stock that have been purportedly Transferred in violation of any of the provisions of this Plan, or (ii) to treat as owner of the shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom the shares have purportedly been so Transferred. In general, any Transfer or purported Transfer of an Award or of shares of Common Stock issued under the Plan in violation of the Plan will be null and void, will have no force or effect.
12.   Changes to Company’s Common Stock.
(a)   If the Company undertakes a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure that constitutes an equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto) and that results in (i) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or any other company or (ii) new, different or additional securities of the Company or any other company being received by the holders of shares of Common Stock, then the Administrator will make proportional adjustments in (A) the maximum number and kind of securities available for issuance under the Plan; (B) the maximum number and kind of securities issuable as Incentive Stock Options; (C) the maximum number and kind of securities subject to the Award Limits, and (D) the maximum number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid under the Award, in each case as necessary to prevent the diminution or enlargement of rights under this Plan. The determination by the Administrator as to the terms of any of the foregoing adjustments will be conclusive and binding. For clarity, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either on direct sale or on the exercise of rights or warrants to subscribe therefor, or on conversion of shares or obligations of the Company convertible into such shares or other securities, will not affect, and no adjustment by reason thereof will be made with respect to, outstanding Awards.
(b)   Dissolution or Liquidation.   To the extent not previously exercised or settled, and unless otherwise determined by the Administrator in its sole discretion, Awards will terminate immediately prior to the dissolution or liquidation of the Company. If a vesting condition, forfeiture provision or repurchase right applicable to an Award has not been waived by the Administrator, the portion of the Award subject to that condition, provision or right will be forfeited immediately prior to the consummation of the dissolution or liquidation.
(c)   Change of Control.   The following provisions will apply to Awards in the event of a Change of Control unless otherwise provided in the Award Agreement or any other written agreement between the Company or any Related Company and the Participant. In the event of a Change of Control:
(i)   All outstanding Awards that are subject to vesting based on continued employment or service with the Company or a Related Company shall become fully vested and immediately exercisable or payable, and all applicable restrictions or forfeiture provisions shall lapse, immediately prior to the

Change of Control and such Awards shall terminate at the effective time of the Change of Control; provided, however, that with respect to a Change of Control that is a Company Transaction in which such Awards could be converted, assumed, substituted for or replaced by the Successor Company, such Awards shall become fully vested and exercisable or payable, all applicable restrictions or forfeiture provisions shall lapse, and such Awards shall terminate at the effective time of the Change of Control, only if and to the extent such Awards are not converted, assumed, substituted for or replaced by the Successor Company. If and to the extent that the Successor Company converts, assumes, substitutes for or replaces an Award, the vesting restrictions and/or forfeiture provisions applicable to such Award shall not be accelerated or lapse, and all such vesting restrictions and/or forfeiture provisions shall continue with respect to any shares of the Successor Company or other consideration that may be received with respect to such Award.
(ii)   For the purposes of Section 12(c)(i), an Award shall be considered converted, assumed, substituted for or replaced by the Successor Company if following the Company Transaction the Award confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Company Transaction, the consideration (whether stock, cash or other securities or property) received in the Company Transaction by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Company Transaction is not solely common stock of the Successor Company, the Administrator may, with the consent of the Successor Company, provide for the consideration to be received pursuant to the Award, for each share of Common Stock subject thereto, to be solely common stock of the Successor Company substantially equal in fair market value to the per share consideration received by holders of Common Stock in the Company Transaction. The determination of such substantial equality of value of consideration shall be made by the Administrator, and its determination shall be conclusive and binding.
(iii)   All outstanding Awards that are subject to vesting based on the achievement of specified performance goals, and that are earned and outstanding as of the date the Change of Control is determined to have occurred, and for which the payout level has been determined, shall be payable in full in accordance with the payout schedule pursuant to the instrument evidencing the Award. Any remaining outstanding Awards that are subject to vesting based on the achievement of specified performance goals (including any applicable performance period) for which the payout level has not been determined shall be prorated based on actual results measured against the performance goals as of the Change of Control and shall be payable in accordance with the payout schedule pursuant to the instrument evidencing the Award. Any existing deferrals or other restrictions not waived by the Administrator in its sole discretion shall remain in effect. With respect to a Change of Control that is a Company Transaction in which such Awards could be converted, assumed, substituted for or replaced by the Successor Company, such Awards shall terminate at the effective time of the Change of Control if and to the extent such Awards are not converted, assumed, substituted for or replaced by the Successor Company.
(iv)   Notwithstanding the foregoing, the Administrator, in its sole discretion, may instead provide in the event of a Change of Control that is a Company Transaction that a Participant’s outstanding Awards shall terminate upon or immediately prior to such Company Transaction and that such Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the value of the per share consideration received by holders of Common Stock in the Company Transaction, or, in the event the Company Transaction is a transaction that does not result in direct receipt of consideration by holders of Common Stock, the value of the deemed per share consideration received, in each case as determined by the Administrator in its sole discretion, multiplied by the number of shares of Common Stock subject to such outstanding Awards (to the extent then vested and exercisable or whether or not then vested and exercisable, as determined by the Administrator in its sole discretion) exceeds (B) if applicable, the respective aggregate exercise price or grant price for such Awards.
(v)   For the avoidance of doubt, nothing in this Section 12(c) requires all outstanding Awards to be treated similarly.

(d)   Outside Director Awards.   Awards granted to Outside Directors who remain in Service on the Board as of immediately prior to the effective time of a Change of Control will become fully vested and exercisable as of immediately prior to the effective time, provided the Outside Director signs and returns a joinder and release agreement comparable to (and not materially more onerous than) that required of the Company’s stockholders as part of the definitive agreement relating to the Change of Control.
(e)   Further Adjustment of Awards.   The Administrator will have the discretion to take additional action as it determines to be necessary or advisable with respect to Awards. Such authorized action may include (but will not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Administrator may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Administrator may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation, dissolution or change of control that is the reason for such action.
(f)   No Limitations.   The grant of Awards will in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or Transfer all or any part of its business or assets.
(g)   Payment Conditions.   By accepting an Award under the Plan, each Participant agrees that if an Award is to be terminated in connection with a Change of Control in exchange for a payment in cash, securities or other property, a condition to receipt of any such payment is that the Participant execute an Award termination agreement providing for, among other things, (i) the Participant’s agreement and consent to (A) the amount of such consideration to be paid in respect of the Award and (B) the termination of the Award in exchange for such consideration, (ii) the Participant’s agreement to be bound by the indemnification, escrow, earn-out, holdback or similar arrangements contained in the definitive agreements relating to the Change of Control that are applicable to holders of Common Stock generally, (iii) a customary release of any and all claims the Participant may have, whether known, unknown or otherwise, arising from or relating to the Award and ownership of Company securities, including any claims relating to cash, equity or other compensation, (iv) the Participant’s agreement to keep all non-public information provided in connection with the Change of Control transaction confidential, and (v) other customary provisions.
(h)   Fractional Shares.   In the event of any adjustment in the number of shares covered by any Award, each such Award will cover only the number of full shares resulting from such adjustment, and any fractional shares resulting from such adjustment will be disregarded.
13.   Term of the Plan.   This Plan will expire 10 years after the adoption of the Plan by the Board. The Administrator may not grant new Awards after the expiration of the Plan or the date the Plan is otherwise terminated. Stockholders of the Company must approve the Plan and any increase in the Share Reserve and ISO Limit not later than 12 months after the Plan, Share Reserve or ISO Limit increase, as applicable, is adopted by the Board.
14.   Amendment and Termination.
(a)   Plan Amendment, Suspension or Termination.   The Administrator may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it will deem advisable. No amendment will be effective absent stockholder approval if required by Applicable Law, including any amendment that would increase the Share Reserve or ISO Limit.
(b)   Award Amendment.   The Administrator may amend any Award at any time. However, the Administrator may not amend an Award in a manner that materially adversely impacts the rights of the Participant holding that Award without the Participant’s written consent. A Participant will not be deemed to have been materially adversely impacted if, without the consent of the Participant, the Board amends an Award: (i) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code, (ii) to change the terms of an Incentive Stock Option to the extent such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code, (iii) to clarify the manner of exemption from, or to bring the Award into compliance with Section 409A, (iv) to correct clerical or typographical errors, or (v) to comply with other Applicable Laws.
15.   No Individual Rights.
(a)   No individual or Participant will have any claim to be granted any Award under the Plan. The Company has no obligation for uniformity of treatment of Participants under the Plan.
(b)   Nothing in the Plan or any Award will be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other service relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant’s Service relationship at any time, with or without cause.
16.   Conditions on Issuance of Shares.
(a)   The Company will have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company’s counsel, such issuance, delivery or distribution would comply with all Applicable Laws.
(b)   The Company will be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any regulatory commission or agency the authority that legal counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock under those Awards.
(c)   As a condition to the receipt of Common Stock under the Plan, the Administrator may require the Participant to (i) make any representations or warranties required for compliance with Applicable Laws and (ii) undertake additional actions as necessary to comply with Applicable Laws.
(d)   The Company may issue shares of Common Stock on a noncertificated basis, including as digital assets located on a distributed ledger or blockchain, to the extent not prohibited by Applicable Law or the applicable rules of any stock exchange. The Company may require that any shares of Common Stock that are unvested or subject to transfer restrictions will be (i) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Administrator.
17.   No Rights as a Stockholder.   Unless otherwise provided by the Administrator or in the Award Agreement or in a written employment, services or other agreement, no Participant will be deemed to be the holder of, or have any rights of a holder of, the shares of the Common Stock subject to an Award unless and until the date of issuance under the Plan of the shares that are the subject of such Award. No adjustment to an Award will be made for a dividend or other right for which the record date is prior to the date the shares of Common Stock are issued, except as provided in Section 12.
18.   Participants in Other Countries or Jurisdictions.   The Administrator may grant Awards to Eligible Persons who are foreign nationals on such terms and conditions different from those specified in the Plan, as may, in the judgment of the Administrator, be necessary or desirable to foster and promote achievement of the purposes of the Plan. The Administrator has the authority to adopt Plan modifications, administrative procedures, subplans and the like as may be necessary or desirable to comply with provisions of the laws or regulations of other countries or jurisdictions in which the Company or any Related Company may operate or have employees.
19.   No Trust or Fund.   The Plan is intended to constitute an “unfunded” plan. Nothing contained herein will require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant.

No Participant will have any rights that are greater than those of a general unsecured creditor of the Company. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.
20.   Successors.   All obligations of the Company under the Plan with respect to Awards will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Company. The Plan and conditions of any Award will be binding on the Participant and the Participant’s estate, executor, any receiver or trustee in bankruptcy and any representative of Participant’s creditors.
21.   Severability.   If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Administrator, such provision will be construed or deemed amended to conform to Applicable Laws. If any such provision cannot be so construed or deemed amended without, in the Administrator’s determination, materially altering the intent of the Plan or the Award, such provision will be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award will remain in full force and effect.
22.   Choice of Law and Venue.   The Plan, all Awards granted thereunder, and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, will be governed by the laws of the state of Texas without giving effect to principles of conflicts of law. Participants irrevocably consent to the nonexclusive jurisdiction and venue of the state and federal courts located in the state of Texas.
23.   Legal Requirements.   The granting of Awards and the issuance of shares of Common Stock under the Plan are subject to and intended to comply with all Applicable Laws.

APPENDIX A
DEFINITIONS
For purposes of the Plan:
“Acceleration Conditions” means the Participant signs, and does not revoke, the Company’s standard form of release of all claims so that it is effective not later than 60 days after the Termination of Service, resigns from all positions the Participant then holds with the Company, and otherwise complies with all continuing obligations to the Company.
“Acquired Entity” means any entity acquired by the Company or a Related Company or with which the Company or a Related Company merges or combines.
“Admin Portal” means any third-party online stock plan administration portal used to document and administer the Plan and Awards granted hereunder.
“Administrator” has the meaning set forth in Section 3(a) of the Plan.
“Applicable Law” means the requirements relating to the administration of this Plan and the Awards granted hereunder under any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any governmental body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).
“Award” means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit or cash-based award or other incentive payable in cash or in shares of Common Stock, as may be designated by the Administrator from time to time.
“Award Agreement” means the written document stating the terms of the Award.
“Board” means the Board of Directors of the Company.
“Cause,” unless otherwise defined in an Award Agreement or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means, with respect to a Participant, the occurrence of any of the following events: (a) such Participant’s commission of any felony; (b) such Participant’s commission of a crime involving fraud or dishonesty under the laws of the United States or any state thereof that are applicable to that Participant and which crime is reasonably likely to result in material adverse effects on the Company or a Related Company; (c) such Participant’s material violation of any contract or agreement between the Participant and the Company or a Related Company or material breach of any statutory duty owed to the Company or a Related Company; (d) such Participant’s unauthorized use or disclosure of the confidential information or trade secrets of the Company or a Related Company; or (e) such Participant’s gross misconduct that is reasonably likely to result in material adverse effects on the Company or a Related Company. The determination that a termination of the Participant is either for Cause or without Cause will be made by the Administrator, in its sole discretion. Any determination by the Administrator that a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect on any determination of the rights or obligations of the Company or such Participant for any other purpose.
“Change of Control,” unless the Administrator determines otherwise with respect to an Award at the time the Award is granted or unless otherwise defined for purposes of an Award in a written employment, services or other agreement between the Participant and the Company or a Related Company, means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
(a)   Any person or entity becomes the owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction.

(b)   A Company Transaction.
However, the term Change of Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.
In addition, a Change of Control will not be deemed to occur (i) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other entity or person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (ii) solely because the level of ownership held by any person or entity (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding. However, if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities owned by the Subject Person over the designated percentage threshold, then a Change of Control will be deemed to occur.
If necessary for compliance with Section 409A, no transaction will be a Change of Control unless it is also a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5).
“Code” means the Internal Revenue Code of 1986, as amended from time to time.
“Committee” means a duly authorized committee of the Board that is structured to satisfy Applicable Laws for purposes of the actions being taken by that Committee.
“Common Stock” means the common stock, par value $0.001 per share, of the Company.
“Company” means Applied Optoelectronics, Inc., a Delaware corporation.
“Company Transaction” means:
(a)   a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction, or (B) more than 50% of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such transaction;
(b)   a sale in one transaction or a series of transactions undertaken with a common purpose of more than 50% of the Company’s outstanding voting securities; or
(c)   a sale or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries, other than a sale or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries to a person or entity, more than 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such sale or other disposition.
“Disability,” unless otherwise defined by the Administrator for purposes of the Plan or in an Award Agreement or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Participant to be unable to perform the Participant’s material duties for the Company or a Related Company and to be engaged in any substantial gainful activity, in each case as determined by the Company’s chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Administrator, each of whose determination will be conclusive and binding.
“Dividend Equivalent” means a credit, made at the discretion of the Administrator or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividends paid on one share of Common Stock for each share represented by an Award held by such Participant. Dividend Equivalents will generally be subject to the same vesting restrictions as the related shares subject to the underlying Award. The Administrator may settle Dividend Equivalents in cash, shares of Common Stock, or a combination thereof.
“Effective Date” means the date the Plan is approved by the stockholders.
“Eligible Person” means any person eligible to receive an Award as set forth in Section 5 of the Plan.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
“Fair Market Value” means the per share fair market value of the Common Stock as established in good faith by the Administrator. In general, if the Common Stock is listed on an established stock exchange or national market system, the Administrator will use the closing sales price for the Common Stock on any given date during regular trading, or if not trading on that date, such price on the last preceding date on which the Common Stock was traded, unless determined otherwise by the Administrator using such methods or procedures as it may establish. If the Common Stock is not listed on a national stock exchange or national market system, the Administrator will determine Fair Market Value in a manner consistent with Sections 409A and 422 of the Code. However, in determining the value of a share for purposes of tax reporting purposes and such other purposes as determined by the Administrator, the Administrator may calculate Fair Market Value using the foregoing methods, the actual sales price in the transaction at issue (e.g., “sell to cover”), or such other value determined by the Company’s general counsel or principal financial officer in good faith in a manner that complies with applicable tax laws.
“Good Reason” will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term as applicable to an Award and, in the absence of such agreement, such term means, with respect to a Participant, the Participant’s resignation from all positions he or she then-holds with the Company following: (i) a reduction in the Participant’s base salary of more than 10% or (ii) the required relocation of Participant’s primary work location to a facility that increases the Participant’s one-way commute by more than 50 miles, in either case, only if (x) Participant provides written notice to the Company’s Chief Executive Officer within 30 days following such event identifying the nature of the event, (y) the Company fails to cure such event within 30 days following receipt of such written notice and (z) Participant’s resignation is effective not later than 30 days thereafter.
“Grant Date” means the later of (a) the date on which the Administrator completes the corporate action authorizing the grant of an Award or such later date specified by the Administrator and (b) the date on which all conditions precedent to an Award have been satisfied, provided that conditions to the exercisability or vesting of Awards will not defer the Grant Date.
“Incentive Stock Option” or “ISO” means an Option granted with the intention that it qualify as an “incentive stock option” as that term is defined for purposes of Section 422 of the Code or any successor provision.
“Nonqualified Stock Option,” “Nonstatutory Stock Option,” or “NSO” means an Option that does not qualify as an Incentive Stock Option.
“Option” means a right to purchase Common Stock granted under Section 7 of the Plan. Options are either Incentive Stock Options or Nonstatutory Stock Options.
“Outside Director” means a member of the Board who is not an employee of the Company or any Related Company.
“Parent Company” means a company or other entity which as a result of a Company Transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries.

“Participant” means any Eligible Person to whom an Award is granted.
“Performance Metrics” means performance objectives measuring achievement in earnings (including earnings per share or net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; financing; regulatory milestones; stockholder liquidity; corporate governance and compliance; environmental or climate impact; social good impact; intellectual property; personnel matters; progress of internal research; progress of partnered programs; partner satisfaction; budget management; partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; investor relations, analysts and communication; implementation or completion of projects or processes; employee retention; strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with respect to the marketing, distribution and sale of the Company’s products; supply chain achievements; co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the Administrator. Performance Metrics may be measured on an absolute basis or relative to a pre-established target, across or within Performance Periods, and, with respect to financial metrics, in accordance with or with deviations from either United States Generally Accepted Accounting Principles (“GAAP”) or International Accounting Standards Board (“IASB”) principles.
“Plan” means this 2021 Equity Incentive Plan.
“Related Company” means any “parent” or “subsidiary” of the Company, as such terms are defined under Rule 405 of the Securities Act. The Administrator will determine status as a Related Company.
“Restricted Stock” means an Award of shares of Common Stock, either without payment of a purchase price (a “Restricted Stock Bonus Award”) or with payment of a purchase price (a “Restricted Stock Purchase Award”).
“Restricted Stock Unit” or “RSU” means an Award denominated in units of Common Stock that represents an unfunded, unsecured right to receive the Fair Market Value of one share of Common Stock for each unit subject to the Award in cash, Common Stock or other securities, on the date of vesting or settlement.
“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.
“Section 409A” means Section 409A of the Code.
“Securities Act” means the Securities Act of 1933, as amended from time to time.
“Service” means there has not been a Termination of Service with respect to a Participant.
“Stock Appreciation Right” or “SAR” means a right to receive, in cash, shares of Common Stock or other securities, (i) the Fair Market Value per share of Common Stock on the date of exercise minus the grant price per share of Common Stock subject to the SAR, multiplied by (ii) the number of shares of Common Stock with respect to which the SAR is exercised.
“Substitute Awards” means Awards granted or shares of Common Stock issued by the Company in substitution or exchange for awards previously granted by an Acquired Entity.
“Successor Company” means the surviving company, the successor company or Parent Company, as applicable, in connection with a Company Transaction.
“Termination of Service,” unless the Administrator determines otherwise with respect to an Award, means a termination of employment or service relationship with the Company or a Related Company for any reason, whether voluntary or involuntary, including by reason of death or Disability. Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service will be determined by the Company’s chief human resources officer or other person performing that function or, with respect to directors and executive officers, by the Administrator, whose determination will be conclusive and binding. Transfer of a Participant’s employment or service relationship between the Company and any Related Company will not be considered a Termination of Service for purposes of an Award. Unless the Administrator determines otherwise, a Termination of Service will be deemed to occur if the Participant’s employment or service relationship is with an entity that has ceased to be a Related Company. A Participant’s change in status from an employee of the Company or a Related Company to an Outside Director, consultant, advisor or independent contractor of the Company or a Related Company, or a change in status from an Outside Director, consultant, advisor or independent contractor of the Company or a Related Company to an employee of the Company or a Related Company, will not be considered a Termination of Service.
“Transfer” means, as the context may require, (a) any sale, assignment, pledge (as collateral for a loan or as security for the performance of an obligation or for any other purpose), hypothecation, mortgage, encumbrance or other disposition, whether by contract, gift, will, intestate succession, operation of law or otherwise, of all or any part of an Award or shares issued thereunder, as applicable, (b) any transaction designed to give the stockholder essentially the same economic benefit as any of the foregoing, and (c) any verb equivalent of the foregoing.
“Vesting Commencement Date” means the Grant Date or such other date selected by the Administrator as the date from which an Award begins to vest.

APPLIED OPTOELECTRONICS, INC. ATTN: LEGAL DEPARTMENT 13139 JESS PIRTLE BLVD. SUGAR LAND, TX 77478 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 7, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 7, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS V13837-P91318 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY APPLIED OPTOELECTRONICS, INC. For All Withhold All For All Except For Against Abstain The Board of Directors recommends you vote FOR the following: 1. Class I Directors for Election: Nominees: To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 01) Che-Wei Lin 02) Elizabeth Loboa 2. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. 3. To approve, on an advisory basis, our executive compensation, or the "say-on-pay" vote. 4. To approve the amendment to our 2021 Equity Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder. 5. To approve the amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock. The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5. NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement of the meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.V13838-P91318APPLIED OPTOELECTRONICS, INC.Annual Meeting of StockholdersJune 8, 2023 9:30 A.M. Central TimeThis proxy is solicited by the Board of DirectorsThe stockholder(s) hereby appoints Chih-Hsiang (Thompson) Lin and David Kuo, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of APPLIED OPTOELECTRONICS, INC. that the stockholder(s) is/areentitled to vote at the Annual Meeting of Stockholders to be held at 9:30 A.M. Central Time on June 8, 2023, at13139 Jess Pirtle Blvd., Sugar Land, TX 77478, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR each of the nominees listed in Proposal 1 and FOR Proposals 2, 3, 4 and 5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.Continued and to be signed on reverse side